EXECUTION COPY

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                                  $250,000,000
                                CREDIT AGREEMENT


                                   dated as of
                                FEBRUARY 22, 2006


                                      AMONG


                      KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company,

                            THE LENDERS PARTY HERETO,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                          as the Administrative Agent,


                                       and


                                 CITIBANK, N.A.,
                            as the Syndication Agent,


                          WACHOVIA CAPITAL MARKETS LLC,

                                       and

                         CITIGROUP GLOBAL MARKETS, INC.,
                 as Joint Lead Arrangers and Joint Book Managers






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


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I. DEFINITIONS............................................1

  SECTION 1.01 Defined Terms......................................1
  SECTION 1.02 Classification of Loans and Borrowings............21
  SECTION 1.03 Accounting Terms; Changes in GAAP.................21
  SECTION 1.04 Interpretation....................................21

ARTICLE II. THE CREDITS..........................................23

  SECTION 2.01 Commitments.......................................23
  SECTION 2.02 Loans and Borrowings..............................23
  SECTION 2.03 Requests for Committed Borrowings.................24
  SECTION 2.04 Competitive Bid Procedure.........................24
  SECTION 2.05 Swingline Loans...................................26
  SECTION 2.06 Letters of Credit.................................28
  SECTION 2.07 Funding of Borrowings.............................32
  SECTION 2.08 Interest Elections................................33
  SECTION 2.09 Termination and Reduction of Commitments..........34
  SECTION 2.10 Repayment of Loans; Evidence of Debt..............34
  SECTION 2.11 Prepayment of Loans...............................36
  SECTION 2.12 Fees..............................................37
  SECTION 2.13 Interest..........................................38
  SECTION 2.14 Alternate Rate of Interest........................39
  SECTION 2.15 Increased Costs...................................39
  SECTION 2.16 Break Funding Payments............................40
  SECTION 2.17 Taxes.............................................41
  SECTION 2.18 Payments Generally; Pro Rata Treatment;
               Sharing of Set-offs...............................42
  SECTION 2.19 Mitigation Obligations; Replacement of Lenders....44
  SECTION 2.20 Telephonic Notices................................44

ARTICLE III. CONDITIONS PRECEDENT................................44

  SECTION 3.01 Conditions Precedent to the Initial Credit Event..44
  SECTION 3.02 Conditions Precedent to All Credit Events.........46
  SECTION 3.03 Conditions Precedent to Conversions...............46
  SECTION 3.04 Delivery of Documents.............................46

ARTICLE IV. REPRESENTATIONS AND WARRANTIES.......................47

  SECTION 4.01 Organization and Qualification....................47
  SECTION 4.02 Authorization, Validity, Etc......................47
  SECTION 4.03 Governmental Consents, Etc........................47
  SECTION 4.04 No Breach or Violation of Agreements or
               Restrictions, Etc.................................47
  SECTION 4.05 Properties........................................48

  SECTION 4.06 Litigation and Environmental Matters..............48
  SECTION 4.07 Financial Statements..............................48
  SECTION 4.08 Disclosure........................................49
  SECTION 4.09 Investment Company Act............................49
  SECTION 4.10 Tax Returns and Payments..........................50
  SECTION 4.11 Compliance with Laws and Agreements...............50
  SECTION 4.12 Purpose of Loans..................................50
  SECTION 4.13 Foreign Assets Control Regulations, etc...........50

ARTICLE V. AFFIRMATIVE COVENANTS.................................51

  SECTION 5.01 Financial Statements and Other Information........51
  SECTION 5.02 Existence, Conduct of Business....................53
  SECTION 5.03 Payment of Obligations............................54
  SECTION 5.04 Maintenance of Properties; Insurance..............54
  SECTION 5.05 Books and Records; Inspection Rights..............54
  SECTION 5.06 Compliance with Laws..............................54
  SECTION 5.07 Use of Proceeds...................................55

ARTICLE VI. NEGATIVE COVENANTS...................................55

  SECTION 6.01 Liens.............................................55
  SECTION 6.02 Restricted Payments...............................56
  SECTION 6.03 Transactions with Affiliates......................56
  SECTION 6.04 Restrictive Agreements............................56
  SECTION 6.05 Financial Covenants...............................56

ARTICLE VII. EVENTS OF DEFAULT...................................57

  SECTION 7.01 Events of Default and Remedies....................57

ARTICLE VIII. THE ADMINISTRATIVE AGENT...........................60

  SECTION 8.01 Appointment, Powers and Immunities................60
  SECTION 8.02 Reliance by Administrative Agent..................61
  SECTION 8.03 Defaults; Events of Default.......................61
  SECTION 8.04 Rights as a Lender................................61
  SECTION 8.05 INDEMNIFICATION...................................61
  SECTION 8.06 Non-Reliance on Agents and other Lenders..........62
  SECTION 8.07 Action by Administrative Agent....................62
  SECTION 8.08 Resignation or Removal of Administrative Agent....63
  SECTION 8.09 Duties of Syndication Agent.......................63

ARTICLE IX. INTENTIONALLY OMITTED................................63



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ARTICLE X. MISCELLANEOUS.........................................63

  SECTION 10.01Notices, Etc......................................63
  SECTION 10.02Waivers; Amendments...............................65
  SECTION 10.03Payment of Expenses, Indemnities, etc.............65
  SECTION 10.04Successors and Assigns............................68
  SECTION 10.05Assignments and Participations....................68
  SECTION 10.06Survival; Reinstatement...........................70
  SECTION 10.07Counterparts; Integration; Effectiveness..........71
  SECTION 10.08Severability......................................71
  SECTION 10.09Right of Setoff...................................71
  SECTION 10.10Governing Law; Jurisdiction; Consent to
               Service of Process................................72
  SECTION 10.11WAIVER OF JURY TRIAL..............................73
  SECTION 10.12Confidentiality...................................73
  SECTION 10.13Interest Rate Limitation..........................74
  SECTION 10.14EXCULPATION PROVISIONS............................74
  SECTION 10.15U.S. Patriot Act..................................75

SCHEDULES:

Schedule 1.01     Commitments
Schedule 4.01     Existing Subsidiaries
Schedule 6.05     Existing Restrictions

EXHIBITS:
---------

Exhibit 1.01A     Form of Assignment and Acceptance
Exhibit 1.01-B    Form of Committed Note
Exhibit 1.01-C    Form of Competitive Note
Exhibit 1.01-D    Form of Swingline Note
Exhibit 2.03      Form of Borrowing Request
Exhibit 2.04-A    Form of Competitive Bid Request
Exhibit 2.04-B    Form of Notice to Lenders of Competitive Bid Request
Exhibit 2.04-C    Form of Competitive Bid
Exhibit 2.06      Form of Letter of Credit Request
Exhibit 2.07      Form of Notice of Account Designation
Exhibit 2.08      Form of Interest Election Request
Exhibit 2.11      Form of Notice of Prepayment
Exhibit 5.01      Form of Compliance Certificate

                                CREDIT AGREEMENT

           THIS  CREDIT   AGREEMENT,   dated  as  of  February  22,  2006  (this
"Agreement") is among:

     (a) Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Company"); -------

     (b) the banks and other financial institutions listed on the signature pages hereof under the caption "Lenders" (the "Lenders" and together with each other Person that becomes a Lender pursuant to Section 2.01(b) or Section 10.05, collectively, the "Lenders");

     (c) Wachovia Bank, National Association, a national banking association, individually as a Lender and as the administrative agent for the Lenders (in such latter capacity together with any other Person that becomes Administrative Agent pursuant to Section 8.08, the "Administrative Agent"); and

     (d) Citibank, N.A., as the Syndication Agent (the "Syndication Agent").


                             PRELIMINARY STATEMENTS

           The Company has requested that a credit facility be extended to it pursuant to which: (a) the Company may borrow from the Lenders (i) to back commercial paper issuance and (ii) for general working capital and other general partnership purposes; and (b) the Company may obtain the issuance of letters of credit.

           NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below.

           "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

           "Administrative Agent" has the meaning specified in the introduction to this Agreement.

           "Administrative Questionnaire" means an Administrative Questionnaire in the form supplied by the Administrative Agent.

           "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, siblings, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person that owns directly or indirectly 25% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 25% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

           "Agreement" has the meaning specified in the introduction to this Agreement (subject, however, to Section 1.04(v) hereof).

           "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (b) the Prime Rate in effect for such day. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

           "Applicable Margin" means at any time and from time to time, a percentage per annum equal to the applicable percentage set forth below for the corresponding Performance Level set forth below:


                      Performance       LIBOR Borrowings
                         Level          Margin Percentage
                         -----          -----------------

                           I                 .21%

                          II                 .27%

                         III                 .35%

                          IV                 .50%

                           V                .575%

           The Applicable Margin shall be determined by reference to the Performance Level in effect from time to time, and any change in the Applicable Margin shall be effective from the effective date of the change in the applicable Performance Level giving rise thereto.

           "Applicable Percentage" means, with respect to any Lender, the percentage of the Total Commitment represented by such Lender's Commitment. If the Total Commitment has terminated or expired, the Applicable Percentages shall be determined based upon the Total Commitment most recently in effect, giving effect to any assignments.

           "Application" has the meaning specified in Section 2.06(c).

           "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.05), and accepted by the Administrative Agent, in the form of Exhibit 1.01A or any other form approved by the Administrative Agent.

           "Available Cash" means, with respect to any fiscal quarter of the Company (a "Test Quarter"), an amount equal to the algebraic sum of (a) the aggregate of all cash distributions actually made to and received by the Company from the Subsidiaries in respect of their Capital Stock during such fiscal quarter minus (b) the aggregate amount of all cash disbursements, including disbursements for operating expenses, payments of principal of and interest on Indebtedness and taxes (net of amounts received or to be received by the Company from the Subsidiaries as reimbursement for such amounts), and capital expenditures (net of any borrowings to fund such capital expenditures permitted pursuant to this Agreement), actually paid by the Company during such Test Quarter, plus, in the case of a decrease, or minus, in the case of an increase
(c) the amount by which, as at the end of such Test Quarter, cash reserves necessary in the reasonable discretion of the Company's management for the proper conduct of the business of the Company and the Subsidiaries subsequent to such Test Quarter, decreased or increased from the amount of such reserves as at the end of the immediately preceding fiscal quarter.

           "Availability Period" means the period from the Effective Date, to the earlier of the Maturity Date and the date of termination of the Commitments.

            "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

           "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

           "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person duly authorized to act on behalf of the Board of Directors of such Person.

           "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Administrative Agent.

            "Borrowing" means (a) a Committed Borrowing or (b) a Competitive Borrowing.

           "Borrowing Date" means the Business Day upon which any Letter of Credit is to be issued or any Loan is to be made available to the Company.

           "Borrowing Request" has the meaning specified in Section 2.03.

           "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Houston, Texas, New York, New York, or Charlotte, North Carolina, are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term
"Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

           "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

           "Capital Stock" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents (however designated) of such Person's equity, including all common stock and preferred stock, any limited or general partnership interest and any limited liability company member interest.

           "Change in Control" means either (a) the acquisition through beneficial ownership or otherwise after the date hereof by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date hereof) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date hereof) of 30% of the Voting Stock of the General Partner; or (b) individuals who, at the beginning of any period of 12 consecutive months, constitute the General Partner's Board of Directors cease for any reason (other than death or disability) to constitute a majority of the General Partner's Board of Directors then in office.

           "Change in Control Event" means the execution of any definitive agreement which, when fully performed by the parties thereto, would result in a Change in Control.

           "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. If any Lender (or its applicable lending office or its holding company, as the case may
be) shall be, or shall determine itself to be, required by any law, rule, regulation, request, guideline or directive (whether or not having the force of law) relating to capital requirements adopted after the date of this Agreement or any change in the interpretation or application of any thereof by any Governmental Authority after the date of this Agreement (each a "Capital Requirement") to maintain (and in either such case such Lender, lending office or holding company, as the case may be, does in fact maintain) capital against such Lender's unused Commitment (or any portion thereof), in whole or in part as a result of such unused Commitment (or portion), either alone or in combination with any proposed or agreed extension thereof (whether or not such extension shall be by its terms at the time be effective), extending or being deemed to extend for a period of more than one year from its inception or to have an original maturity of more than one year or otherwise to last for a period of time sufficient to require maintenance of capital against it, a "Change in Law" shall be deemed to have occurred for purposes of Section 2.15(b) with respect to such Capital Requirement.

           "Charges" has the meaning specified in Section 10.13.

           "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Committed Loans, Swingline Loans or Competitive Loans.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

           "Commitment" means, with respect to each Lender, the commitment of such Lender to make Committed Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Committed Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) increased pursuant to Section 2.01 or reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.05. The initial amount of each Lender's Commitment is set forth on Schedule 1.01 hereto, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.

           "Committed Borrowing" means (a) a borrowing comprised of Committed Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

           "Committed Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Committed Loans and its LC Exposure and Swingline Exposure at such time.

           "Committed Loan" means a Loan made pursuant to Section 2.03.

           "Committed Note" means a promissory note of the Company payable to the order of each Lender, in substantially the form of Exhibit 1.01-B, together with all modifications, extensions, renewals and rearrangements thereof.

           "Communications" has the meaning specified in Section 10.01.

           "Company" has the meaning specified in the introduction to this Agreement.

           "Company Debt Rating" means, with respect to the Company as of any date of determination, the rating that has been most recently announced by each of S&P or Moody's for any non-credit enhanced, unsecured long-term senior debt issued or to be issued by the Company. For purposes of the foregoing:

     (a) if, at any time, neither S&P nor Moody's shall have in effect a Company Debt Rating, the Applicable Margin or the Facility Fee Rate, as the case may be, shall be set in accordance with Performance Level V under the definition of "Applicable Margin" or "Facility Fee Rate", as the case may be;

     (b) if the ratings established by S&P and Moody's shall fall within different Performance Levels, the Applicable Margin or the Facility Fee Rate, as the case may be, shall be based upon the higher rating; provided, however, that, if the lower of such ratings is two or more Performance Levels below the higher of such ratings, the Applicable Margin or the Facility Fee Rate, as the case may be, shall be based upon the rating that is one Performance Level lower than the higher rating;

     (c) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is announced publicly by the rating agency making such change; and

     (d) if S&P or Moody's shall change the basis on which ratings are established by it, each reference to the Company Debt Rating announced by S&P or Moody's shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

           "Competitive Bid" means an offer by a Lender to make a Competitive Loan substantially in the form of Exhibit 2.04-C.

           "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

           "Competitive Bid Request" means a request by the Company for Competitive Bids in accordance with Section 2.04 substantially in the form of
Exhibit 2.04-A.

           "Competitive Borrowing" means a borrowing consisting of a Competitive Loan or concurrent Competitive Loans of the same Type, as to which a single Interest Period is in effect and made on the same date by the Lender or Lenders whose Competitive Bid(s) as all or as a part of such borrowing, as the case may be, has (or have) been accepted by the Company under the bidding procedure described in Section 2.04.

           "Competitive Loan" means a Loan made pursuant to Section 2.04.

           "Competitive Note" means a promissory note of the Company payable to the order of a Lender, in substantially the form of Exhibit 1.01-C, together with all modifications, extensions, renewals and rearrangements thereof.

           "Consolidated Assets" means, at the date of any determination thereof, the total assets of the Company and the Subsidiaries as set forth on a consolidated balance sheet of the Company and the Subsidiaries for their most recently completed fiscal quarter, prepared in accordance with GAAP.

           "Consolidated EBITDA" means, for any period, the EBITDA of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

           "Consolidated Indebtedness" means, at the date of any determination thereof, Indebtedness of the Company and the Subsidiaries determined on a consolidated basis in accordance with GAAP.

           "Consolidated Interest Expense" means, for any period, the Interest Expense of the Company and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

           "Consolidated Net Tangible Assets" means, at the date of any determination thereof, Consolidated Assets after deducting therefrom: (a) all current liabilities, excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed; and (ii) current maturities of long-term debt; and (b) the value, net of any applicable reserves, of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth, or on a pro forma basis would be set forth, on a consolidated balance sheet of the Company and the Subsidiaries for their most recently completed fiscal quarter, prepared in accordance with GAAP.

           "Credit Event" means the making of any Loan or the issuance or the extension of any Letter of Credit.

           "Default" means any event or condition which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

           "Delegate" means Kinder Morgan Management, LLC, a Delaware limited liability company.

           "dollars" or "$" refers to lawful money of the United States of America.

           "EBITDA" means (without duplication), with respect to any period for any Person, the Net Income of such Person, increased (to the extent deducted in determining Net Income for such period) by the sum of (a) all income taxes (including state franchise taxes based upon income) of such Person paid or accrued according to GAAP for such period; (b) Consolidated Interest Expense of such Person for such period; and (c) depreciation and amortization of such Person for such period determined in accordance with GAAP.

           "Effective Date" means the date occurring on or before February 28, 2006 on which the conditions specified in Section 3.01 are satisfied (or waived in accordance with Section 10.02).

           "Eligible Assignee" means (a) any Lender; (b) any Affiliate of any Lender; (c) a commercial bank organized or licensed under the laws of the United States, or a state thereof, and having total assets in excess of $1,000,000,000;
(d) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (e) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus or total assets of at least $100,000,000.

           "Environmental  Laws"  means all  laws,  rules,  regulations,  codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

           "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials into the environment, or
(e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

           "ERISA Group" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Code.

           "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the LIBOR Rate.

           "Event of Default" has the meaning specified in Section 7.01.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any Obligation, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Company is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.19(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with
Section 2.17(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Company with respect to such withholding tax pursuant to Section 2.17(a).

           "Execution Date" means the earliest date upon which all of the following shall have occurred: counterparts of this Agreement shall have been executed by the Company and each Lender listed on the signature pages hereof and the Administrative Agent shall have received counterparts hereof which taken together, bear the signatures of the Company and each Lender and the Administrative Agent.

           "Facility Fee" has the meaning specified in Section 2.12(a).

           "Facility Fee Rate" means at any time and from time to time, a percentage per annum equal to the applicable percentage set forth below for the corresponding Performance Level set forth below:

                   Performance
                      Level        Facility Fee Rate
                      -----        -----------------

                        I               .065%

                       II               .080%

                      III               .100%

                       IV               .125%

                        V               .175%


The Facility Fee Rate shall be determined by reference to the Performance Level in effect from time to time and any change in the Facility Fee Rate shall be effective from the effective date of the change in the applicable Performance Level giving rise thereto.

           "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

           "Fee Letter" has the meaning specified in Section 2.12.

           "Fixed Rate" means, with respect to any Competitive Loan (or Competitive Borrowing) (other than a Eurodollar Competitive Loan or Competitive Borrowing), the fixed rate of interest per annum specified by the Lender(s) making such Competitive Loan (or the Competitive Loans comprising such Competitive Borrowing) in its (or their) related Competitive Bid(s).

           "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed Rate.

           "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Company is located. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

           "GAAP" means generally accepted accounting principles in the United States of America from time to time, including as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financing Accounting Standards Board.

           "General Partner" means Kinder Morgan G.P., Inc., a Delaware corporation.

           "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

           "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

           "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

           "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

           "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services or any other similar obligation upon which interest charges are customarily paid (excluding trade accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others
(provided that in the event that any Indebtedness of the Company or any Subsidiary shall be the subject of a Guarantee by one or more Subsidiaries or by the Company, as the case may be, the aggregate amount of the outstanding Indebtedness of the Company and the Subsidiaries in respect thereof shall be determined by reference to the primary Indebtedness so guaranteed, and without duplication by reason of the existence of any such Guarantee), (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

           "Indemnified Parties" has the meaning specified in Section 10.03.

           "Indemnified Taxes" means Taxes other than Excluded Taxes.

           "Indemnity Matters" means, with respect to any Indemnified Party, all losses, liabilities, claims and damages (including reasonable legal fees and expenses).

           "Interest  Election  Request"  has the meaning  specified  in Section
2.08.

           "Interest Expense" means (without duplication), with respect to any period for any Person (a) the aggregate amount of interest, whether expensed or capitalized, paid, accrued or scheduled to be paid during such period in respect of the Indebtedness of such Person including (i) the interest portion of any deferred payment obligation; (ii) the portion of any rental obligation in respect of Capital Lease Obligations allocable to interest expenses; and (iii) any non-cash interest payments or accruals, all determined in accordance with GAAP, less (b) Interest Income of such Person for such period.

           "Interest Income" means, with respect to any period for any Person, interest actually received by such Person during such period.

           "Interest Payment Date" means (a) with respect to any ABR Loan (including a Swingline Loan), the last Business Day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

           "Interest Period" means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Company may elect and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 180 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of any Eurodollar Borrowing, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and
(iii) no Interest Period shall end after the Stated Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Committed Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

           "Issuing Banks" means Wachovia Bank, National Association, and each other consenting Lender that is designated to the Administrative Agent in writing by the Company, in each case in its capacity as an issuer of one or more Letters of Credit hereunder.

           "Joint Book Managers" means Wachovia Capital Markets LLC and Citigroup Global Markets, Inc.

           "LC Disbursement" means a payment made by an Issuing Bank pursuant to a Letter of Credit.

           "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Company at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

           "Lender" has the meaning specified in the introduction to this Agreement.

           "Lenders" has the meaning specified in the introduction to this Agreement. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

           "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

           "Letter of Credit Request" has the meaning specified in Section 2.06.

           "LIBOR" means for any Interest Period:

           (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; or

           (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; or

           (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in dollars (for delivery on the first day of such Interest Period in same day funds) in the approximate amount of the Eurodollar Loan as to which such determination is being made (or, if Wachovia is making or converting a simultaneous Eurodollar Loan in the approximate amount of such Eurodollar Loan being made, continued or converted by Wachovia) and with a term equivalent to such Interest Period would be offered by Wachovia's London branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

           "LIBOR Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period for such Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient of (i) LIBOR for such Loan for such Interest Period divided by
(ii) 1 minus the Reserve Requirement for such Loan for such Interest Period.

           "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

           "Loan Documents" mean, collectively, this Agreement, the Notes, if any, the Applications, the Fee Letter and all other instruments and documents from time to time executed and delivered by the Company in connection herewith and therewith.

           "Loans" means advances made by the Lenders to the Company pursuant to this Agreement.

           "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBOR Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBOR Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

           "Material Adverse Effect" means, relative to any occurrence of whatever nature, a material adverse effect on (a) the business assets, liabilities or financial condition of the Company and the Subsidiaries taken as a whole, (b) the ability of the Company to perform the Obligations or (c) the rights of the Administrative Agent, any Issuing Bank or any Lender against the Company under any material provision of this Agreement or any other Loan Document.

           "Material Subsidiary" means any Subsidiary the value of the assets of which exceeds 5% of Consolidated Assets.

           "Maturity Date" means the earlier of (a) the Stated Maturity Date and
(b) the acceleration of the Obligations pursuant to Section 7.01.

           "Maximum Rate" has the meaning specified in Section 10.13.

           "Moody's" means Moody's Investors Service, Inc.

           "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

           "Net Income" means with respect to any Person for any period that net income of such Person for such period determinant in accordance with GAAP; provided that there shall be excluded, without duplication, from such net income (to the extent otherwise included therein):

           (a) net extraordinary gains and losses (other than, in the case of losses, losses resulting from charges against net income to establish or increase reserves for potential environmental liabilities and reserves for exposure of such Person under rate cases);

           (b) net gains or losses in respect of dispositions of assets other than in the ordinary course of business;

           (c) any gains or losses attributable to write-ups or write-downs of assets; and

           (d) proceeds of any key man insurance, or any insurance on property, plant or equipment.

           "Net Worth" means, as to the Company at any date, the amount of partners' capital of the Company determined as of such date in accordance with GAAP; provided, there shall be excluded, without duplication, from such determination (to the extent otherwise included therein) the amount of accumulated other comprehensive gain or loss as of such date.

           "Note" means a Committed Note or a Competitive Note.

           "Notice of Account Designation" has the meaning specified in Section 2.07.

           "Notice of Default" has the meaning specified in Section 7.01.

           "Notice of Prepayment" has the meaning specified in Section 2.11.

           "Obligations" means collectively:

          (a)  the  payment  of  all   indebtedness   and  liabilities  by,  and
performance of all other obligations of, the Company in respect of the Loans;

          (b) all obligations of the Company under, with respect to, and relating to the Letters of Credit whether contingent or matured;

          (c) the payment of all other indebtedness and liabilities by and performance of all other obligations of, the Company to the Administrative Agent, the Issuing Banks and the Lenders under, with respect to, and arising in connection with, the Loan Documents, and the payment of all indebtedness and liabilities of the Company to the Administrative Agent, the Issuing Banks and the Lenders for fees, costs, indemnification and expenses (including reasonable attorneys' fees and expenses) under the Loan Documents;

          (d) the reimbursement of all sums advanced and costs and expenses incurred by the Administrative Agent under any Loan Document (whether directly or indirectly) in connection with the Obligations or any part thereof or any renewal, extension or change of or substitution for the Obligations or, any part thereof, whether such advances, costs and expenses were made or incurred at the request of the Company or the Administrative Agent; and

          (e)  all  renewals,   extensions,   amendments   and  changes  of,  or
substitutions or replacements for, all or any part of the items described under clauses (a) through (d) above.

           "OECD"  means  the   Organization   for  Economic   Cooperation   and
Development (or any successor).

           "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

           "Participant" has the meaning specified in Section 10.05(e).

           "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

           "Performance Level" means a reference to one of Performance Level I, Performance Level II, Performance Level III, Performance Level IV or Performance Level V.

           "Performance Level I" means, at any date of determination, that the Company shall have a Company Debt Rating in effect on such date of at least A-by S&P or at least A3 by Moody's.

           "Performance Level II" means, at any date of determination, (a) that the Performance Level does not meet the requirements of Performance Level I and
(b) that the Company shall have a Company Debt Rating in effect on such date of at least BBB+ by S&P or at least Baa1 by Moody's.

           "Performance Level III" means, at any date of determination, (a) that the Performance Level does not meet the requirements of Performance Level I or Performance Level II and (b) that the Company shall have a Company Debt Rating in effect on such date of at least BBB by S&P or at least Baa2 by Moody's.

           "Performance Level IV" means, at any date of determination, (a) that the Performance Level does not meet the requirements of Performance Level I, Performance Level II or Performance Level III and (b) that the Company shall have a Company Debt Rating in effect on such date of at least BBB- by S&P or at least Baa3 by Moody's.

           "Performance Level V" means, at any date of determination, that the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III or Performance Level IV.

           "Permitted Encumbrances" means:

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.03;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.03;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

          (f) judgment and attachment Liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are being contested in compliance with Section 5.03;

          (g) any interest or title of a lessor in property subject to any Capital Lease Obligation or operating lease which, in each case, is permitted under this Agreement; and

          (h) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary on deposit with or in possession of such bank;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness, except as provided in clause (g) above.

           "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

           "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any member of its ERISA Group is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

           "Plantation Pipe Line" means Plantation Pipe Line Company, a Delaware and Virginia corporation.

            "Prime Rate" shall mean the rate of interest from time to time announced publicly by the Administrative Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

           "Principal   Office"   shall  mean  the   principal   office  of  the
Administrative Agent, presently located at 301 South College Street, TW-10, Charlotte, North Carolina 28288-0608 or such other location as designated by the Administrative Agent from time to time.

           "Register" has the meaning specified in Section 10.05.

           "Regulation A" means Regulation A of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

           "Regulation D" means Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

           "Regulation T" means Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

           "Regulation U" means Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

           "Regulation X" means Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

           "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

           "Required Lenders" means, at any time, Lenders having Committed Credit Exposures and unused Commitments representing more than 50% of the sum of the total Committed Credit Exposures and unused Commitments at such time.

           "Requirement of Law" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

           "Reserve Requirement" means, for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.

           "Responsible Officer" means, as used with respect to the Company, the Chairman, Vice Chairman, President, any Vice President, Chief Executive Officer, Chief Financial Officer, Controller or Treasurer of the Delegate.

           "Restricted Payment" means any distribution (whether in cash, securities or other property) with respect to any partnership interest in the Company, or any payment (whether in cash, securities or other property), including any deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such partnership interest or any option or other right to acquire any such partnership interest; provided, however, that (a) distributions with respect to the partnership interests in the Company that do not exceed, with respect to any fiscal quarter of the Company, the amount of Available Cash for such quarter shall not constitute Restricted Payments so long as both before and after the making of such distribution, no Event of Default or Default shall have occurred and be continuing, (b) any partnership interest split, partnership interest reverse split, dividend of Company partnership interests or similar transaction will not constitute a Restricted Payment, (c) the application by the Company after the date of this Agreement to the purchase, redemption, retirement, cancellation, or termination of partnership interests in the Company of an aggregate amount not greater than the excess of (i) $100,000,000, over (ii) the aggregate amount of all amounts applied to such purchases, redemptions, retirements, cancellations or terminations during the period beginning one day after the Effective Date and extending through and including the date of this Agreement shall not constitute Restricted Payments, and (d) acquisitions by officers, directors and employees of the Company of partnership interests in the Company through cashless exercise of options pursuant to the Company's Common Unit Option Plan shall not constitute Restricted Payments.

           "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

           "SEC"  means  the   Securities   and  Exchange   Commission   or  any
Governmental Authority succeeding to its function.

           "Stated Maturity Date" means November 21, 2006.

           "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless the context otherwise clearly requires, references in this Agreement to a "Subsidiary" or the "Subsidiaries" refer to a Subsidiary or the Subsidiaries of the Company. Notwithstanding the foregoing, Plantation Pipe Line shall not be a Subsidiary of the Company until such time as its assets and liabilities, profit or loss and cash flow are required under GAAP to be consolidated with those of the Company.

           "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

           "Swingline Lender" means Wachovia Bank, National Association, in its capacity as lender of Swingline Loans hereunder.

           "Swingline Loan" means a Loan made pursuant to Section 2.05.

           "Swingline Note" means a promissory note of the Company payable to the order of the Swingline Lender in substantially the form of Exhibit 1.01-D, together with all modifications, extensions, renewals and rearrangements thereof.

           "Syndication Agent" has the meaning specified in the introduction to this Agreement.

           "Taxes" means any and all present or future taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

           "Total Capitalization" means, as to the Company at any date, the sum of Consolidated Indebtedness (determined at such date) and the Net Worth (determined as at the end of the most recent fiscal quarter of the Company for which financial statements pursuant to Section 5.01(a) or Section 5.01(b), as applicable, have been delivered).

           "Total Commitment" means the sum of the Commitments of the Lenders.

           "Transactions" means the execution, delivery and performance by the Company of this Agreement and the other Loan Documents, the borrowing of Loans, the use of the proceeds thereof and the issuance of the other Letters of Credit hereunder.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBOR Rate or the Alternate Base Rate.

           "United States" and "U.S." each means United States of America.

           "Utilization Fee" has the meaning specified in Section 2.12(d).

           "Utilization Fee Rate" means at any time and from time to time, a percentage per annum equal to 0.10%:

           "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors or other governing body of such Person or its managing member or its general partner (or its managing general partner if there is more than one general partner).

           "Wachovia"  means  Wachovia  Bank,  National   Association,   in  its
individual capacity.

           "Wholly-owned Subsidiary" means a Subsidiary of which all issued and outstanding Capital Stock (excluding (a) in the case of a corporation, directors' qualifying shares, (b) in the case of a limited partnership, a 2% general partner interest and (c) in the case of a limited liability company, a 2% managing member interest) is directly or indirectly owned by the Company.

           "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Committed Loan" or a "Competitive Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Committed Loan" or a "Fixed Rate Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Committed Borrowing" or a "Competitive Borrowing") or by Type (e.g., a "Eurodollar
Borrowing" or a "Fixed Rate Borrowing") or by Class and Type (e.g., a "Eurodollar Committed Borrowing" or a "Fixed Rate Competitive Borrowing").

     SECTION 1.03 Accounting Terms; Changes in GAAP. All accounting and financial terms used herein and not otherwise defined herein and the compliance with each covenant contained herein which relates to financial matters shall be determined in accordance with GAAP applied by the Company on a consistent basis, except to the extent that a deviation therefrom is expressly stated. Should there be a change in GAAP from that in effect on the Execution Date, such that any of the defined terms set forth in Section 1.01 and/or compliance with the covenants set forth in Article VI would then be calculated in a different manner or with different components or any of such covenants and/or defined terms used therein would no longer constitute meaningful criteria for evaluating the matters addressed thereby prior to such change in GAAP (a) the Company and the Required Lenders agree, within the 60-day period following any such change, to negotiate in good faith and enter into an amendment to this Agreement in order to modify the defined terms set forth in Section 1.01 or the covenants set forth in Article VI, or both, in such respects as shall reasonably be deemed necessary by the Required Lenders that the criteria for evaluating the matters addressed by such covenants are substantially the same criteria as were effective prior to any such change in GAAP, and (b) the Company shall be deemed to be in compliance with such covenants during the 60-day period following any such change, or until the earlier date of execution of such amendment, if and to the extent that the Company would have been in compliance therewith under GAAP as in effect immediately prior to such change.

     SECTION 1.04 Interpretation. In this Agreement, unless a clear contrary intention appears:

                    (i) the singular number includes the plural number and vice versa;

                    (ii) reference to any gender includes each other gender;

                    (iii) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                    (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Agreement;

                    (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Agreement) means such agreement, document or instrument as amended, supplemented or modified, or extended, renewed, refunded, substituted or replaced, and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note or other note or Indebtedness or other indebtedness includes any note or indebtedness issued pursuant hereto in extension or renewal or refunding thereof or in substitution or replacement therefor;

                    (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

                    (vii) the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

                    (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding";

                    (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time; and

                    (x) the words "asset" and "property" shall be construed to have the same meaning and effect and refer to any and all tangible and intangible assets and properties.

                                   ARTICLE II
                                   THE CREDITS

     SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Committed Loans to the Company from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender's Committed Credit Exposure exceeding such Lender's Commitment or (ii) the sum of the total Committed Credit Exposures, plus the aggregate principal amount of outstanding Competitive Loans, exceeding the Total Commitment. In furtherance of the foregoing, the aggregate amount of the Total Commitment shall be deemed used from time to time to the extent of the aggregate amount of the Competitive Loans then outstanding, and such deemed use of the Total Commitment shall be applied to the Lenders ratably according to their respective Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Committed Loans.

     SECTION 2.02 Loans and Borrowings. (a) Each Committed Loan shall be made as part of a Borrowing consisting of Committed Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.14, (i) each Committed Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Company may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurodollar Loans or Fixed Rate Loans as the Company may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Company to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Committed Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $3,000,000. At the time that each ABR Committed Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR Committed Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Total Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(f). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $5,000,000. Each Competitive Bid Request shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $25,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve Eurodollar Committed Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Stated Maturity Date.

     Section 2.03 Requests for Committed Borrowings. To request a Committed Borrowing, the Company shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., Charlotte, North Carolina, time, three Business Days before the date of the proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 10:00 a.m., Charlotte, North Carolina, time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form of Exhibit 2.03 (a "Borrowing Request") and signed by the Company. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                    (i) the aggregate amount of the requested Borrowing;

                    (ii) the date of such Borrowing, which shall be a Business Day;

                    (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                    (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                    (v) the location and number of the Company's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

           If no election as to the Type of Committed Borrowing is specified, then the requested Committed Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Committed Borrowing, then the Company shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.04 Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period the Company may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Committed Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans, at any time shall not exceed the Total Commitment. To request Competitive Bids, the Company shall notify the Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than 10:00 a.m., Charlotte, North Carolina, time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., Charlotte, North Carolina, time, one Business Day before the date of the proposed Borrowing; provided that the Company may submit up to (but not more than) three Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made on any of the five Business Days next succeeding the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request signed by the Company. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

                    (i) the aggregate amount of the requested Borrowing;

                    (ii) the date of such Borrowing, which shall be a Business Day;

                    (iii) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing;

                    (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

                    (v) the location and number of the Company's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Lenders of the details thereof by telecopy (in substantially the form set forth in Exhibit 2.04-B), inviting the Lenders to submit Competitive Bids.

          (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Company in response to a Competitive Bid Request.
Each Competitive Bid by a Lender must be substantially the form of Exhibit 2.04-C and must be received by the Administrative Agent by telecopy, in the case of a Eurodollar Competitive Borrowing, not later than 10:00 a.m., Charlotte, North Carolina, time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., Charlotte, North Carolina, time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form of Exhibit 2.04-C may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Company) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof (which shall conform to that specified in the Company's related Competitive Bid Request).

          (c) The Administrative Agent shall promptly notify the Company by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

          (d) Subject only to the provisions of this paragraph, the Company may accept or reject any Competitive Bid in whole or (to the extent herein below provided) in part. The Company shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Borrowing, not later than 11:30 a.m., Charlotte, North Carolina, time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 11:30 a.m., Charlotte, North Carolina, time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Company to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Company shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Company rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Company shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Company may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the Company. A notice given by the Company pursuant to this Section 2.04(d) shall be irrevocable.

          (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, the Administrative Agent shall notify each Lender of the aggregate principal amount of all Competitive Bids accepted.

          (f) Upon determination by the Administrative Agent of the LIBOR Rate applicable to any Eurodollar Competitive Loan to be made by any Lender pursuant to a Competitive Bid that has been accepted by a Company pursuant to Section 2.04(d), the Administrative Agent shall notify such Lender of (i) the applicable LIBOR Rate and (ii) the sum of the applicable LIBOR Rate plus the Margin bid by such Lender.

          (g) If the Administrative Agent or any of its Affiliates shall at any time have a Commitment hereunder and shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Company at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

     SECTION 2.05 Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Company from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $25,000,000 or (ii) the sum of the total Committed Credit Exposures, plus the aggregate principal amount of outstanding Competitive Loans, exceeding the Total Commitment; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Swingline Loans.

          (b) To request a Swingline Loan, the Company shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, Charlotte, North Carolina, time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent (if not the Swingline Lender) will promptly advise the Swingline Lender of any such notice received from the Company. So long as the Swingline Lender and the Administrative Agent are Wachovia or (if not Wachovia), the same institution is acting both as the Administrative Agent and as the Swingline Lender, the Swingline Lender shall make each Swingline Loan available to the Company by means of a credit to the deposit account of the Company with the Swingline Lender identified in the most recent Notice of Account Designation by 3:00 p.m., Charlotte, North Carolina, time, on the requested date of such Swingline Loan.

          (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, Charlotte, North Carolina, time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Total Commitment, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Company (or other party on behalf of the Company) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Company of any default in the payment thereof.

     SECTION 2.06 Letters of Credit.

          (a) Intentionally Omitted.

          (b) General. Subject to the terms and conditions set forth herein, the Company may request the issuance of Letters of Credit from an Issuing Bank for its own account individually or for its own account and that of any Subsidiary as co-applicants, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Application (as defined in Section 2.06(c)) or other agreement submitted by the Company to, or entered into by the Company with, the Issuing Bank thereof relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (c) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the designated Issuing Bank) to the designated Issuing Bank and the Administrative Agent (not less than five Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice (a "Letter of Credit Request") requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with Section 2.06(d)), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank that has been requested to issue such Letter of Credit, the Company also shall submit a letter of credit application on such Issuing Bank's standard form (an "Application") in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the sum of the total Committed Credit Exposures, plus the aggregate principal amounts of outstanding Competitive Loans, at any time shall not exceed the Total Commitment. Upon the issuance, amendment, renewal or extension of each Letter of Credit, the Issuing Bank that has issued such Letter of Credit will notify the Administrative Agent, who, in turn, will notify the Lenders, of the amount and type of such Letter of Credit that is issued, amended, renewed or extended pursuant to this Agreement.

          (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the date that is five Business Days prior to the Stated Maturity Date.

          (e) Participations. By the issuance of each other Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Banks or the Lenders, the Issuing Bank that has issued such Letter of Credit hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Company on the date due as provided in Section 2.06(f), or of any reimbursement payment required to be refunded to the Company for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or an Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (f) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Charlotte, North Carolina, time, on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., Charlotte, North Carolina, time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, Charlotte, North Carolina, time, on (i) the Business Day that the Company receives such notice, if such notice is received prior to 10:00 a.m., Charlotte, North Carolina, time, on the day of receipt, or (ii) the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt; provided that if the Company fails to make such payment when due, then, upon demand by such Issuing Bank sent to the Administrative Agent and each Lender before 10:00 a.m., Charlotte, North Carolina, time, each Lender shall pursuant to Section 2.07 on the same day make available to the Administrative Agent for delivery to such Issuing Bank, immediately available funds in an amount equal to such Lender's Applicable Percentage of the amount of such payment by such Issuing Bank, and the funding of such amount shall be treated as the funding of an ABR Loan by such Lender to the Company. Notwithstanding anything herein or in any other Loan Document to the contrary, the funding obligations of the Lenders set forth in this Section 2.06(f) shall be binding regardless of whether or not a Default or an Event of Default shall exist or the other conditions precedent in Article III are satisfied at such time. If and to the extent any Lender fails to effect any payment due from it under this Section 2.06(f) to the Administrative Agent, then interest shall accrue on the obligation of such Lender to make such payment from the date such payment became due to the date such obligation is paid in full at a rate per annum equal to the Federal Funds Effective Rate. The failure of any Lender to pay its Applicable Percentage of any payment under any Letter of Credit shall not relieve any other Lender of its obligation hereunder to pay to the Administrative Agent its Applicable Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Lender shall be responsible for the failure of any other Lender to pay to the Administrative Agent such other Lender's Applicable Percentage of any such payment.

          (g) Obligations Absolute. The Company's obligation to reimburse LC Disbursements as provided in Section 2.06(f) shall, to the extent permitted by law, be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of:

                    (i) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, or any term or provision herein or therein;

                    (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit, this Agreement or any other Loan Document;

                    (iii) the existence of any claim, setoff, defense or other right that the Company, or any Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuing Bank, the Administrative Agent or any Lender or any other Person, whether in connection with this Agreement or any other related or unrelated agreement or transaction;

                    (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                    (v) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

                    (vi) any other act or omission to act or delay of any kind of the Issuing Banks, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.06, constitute a legal or equitable discharge of the Company's obligations hereunder.

Neither the Administrative Agent, the Lenders nor the Issuing Banks, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder, including any of the circumstances specified in clauses (i) through (vi) above, as well as any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by such Issuing Bank's failure to exercise the agreed standard of care (as set forth below) in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that each Issuing Bank shall have exercised the agreed standard of care in the absence of gross negligence, willful misconduct or unlawful conduct on the part of such Issuing Bank. Without limiting the generality of the foregoing, it is understood that each Issuing Bank may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit; provided that each Issuing Bank shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit.

          (h) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it. Each Issuing Bank shall promptly notify the Administrative Agent and the Company by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Company of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

          (i) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full on the date specified in Section 2.06(f), the unpaid amount thereof shall bear interest, for each day from the date such LC Disbursement is made to the date that the Company reimburses such LC Disbursement (or all Lenders make the payments to the Administrative Agent contemplated by Section 2.06(f) and treated pursuant to said Section as constituting the funding of ABR Loans), at the rate per annum then applicable to ABR Committed Loans.

          (j) Intentionally Omitted.

          (k) Cash Collateralization. If (i) any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 51% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, (ii) a Change in Control shall occur, or (iii) any Letter of Credit remains outstanding on the Stated Maturity Date, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in clause (g) or (h) of Section 7.01. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Company under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits (which investments shall be made at the option and sole discretion of the Administrative Agent, but only in investments rated at least AA (or equivalent) by at least one nationally recognized rating agency, if such deposit has been made by reason of a Change in Control having occurred, and in any event at the Company's risk and expense) such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account and may, subject to the immediately preceding sentence be reinvested from time to time. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 51% of the total LC Exposure), be applied to satisfy other obligations of the Company under this Agreement and the other Loan Documents. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after all Events of Default have been cured or waived.

     SECTION 2.07 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., Charlotte, North Carolina, time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.05. Not later than 2:00 p.m. (Charlotte, North Carolina, time) on the proposed Borrowing Date, each Lender will make available to the Administrative Agent, for the account of the Company, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Loans to be made on such Borrowing Date. The Company hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each Borrowing requested pursuant to this Section 2.07 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Company identified in the most recent Notice of Account Designation substantially in the form of Exhibit 2.07 hereto (a "Notice of Account Designation") delivered by the Company to the Administrative Agent or otherwise agreed upon by the Company and the Administrative Agent from time to time; provided that ABR Committed Loans made to finance the reimbursement of an LC Disbursement as provided in Sections 2.06(e) and (f) shall be remitted by the Administrative Agent to the Issuing Bank that has made such LC Disbursement.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or prior to 12:00 noon, Charlotte, North Carolina, time, on such date in the case of an ABR Borrowing) that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.07(a) and may, in reliance upon such assumption, make available to the Company a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from the date such amount is made available to the Company to the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Company, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.08 Interest Elections. (a) Subject to Section 2.14, each Committed Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Committed Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, subject to Section 2.14, the Company may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Committed Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.08. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.08 shall not apply to Competitive Borrowings or Swingline Borrowings, which may not be converted or continued.

          (b) To make an election pursuant to this Section 2.08, the Company shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Company were requesting a Committed Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in the form of Exhibit 2.08 (an "Interest Election Request").

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                    (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                    (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                    (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

           If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Company fails to deliver a timely Interest Election Request with respect to a Eurodollar Committed Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if and so long as an Event of Default is continuing (i) no outstanding Committed Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Committed Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION 2.09 Termination and Reduction of Commitments.

          (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

          (b) The Company may at any time terminate, or from time to time reduce, the Total Commitment, in whole or in part; provided that (i) each partial reduction of the Total Commitment shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the sum of the total Committed Credit Exposures, plus the aggregate principal amount of outstanding Competitive Loans, would exceed the Total Commitment.

          (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Total Commitment under Section 2.09(b) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section
2.09 shall be irrevocable; provided that a notice of termination of the Total Commitment delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Total Commitment shall be permanent. Each reduction of the Total Commitment shall be made ratably among the Lenders in accordance with their respective Commitments.

          (d) The Total Commitment shall automatically terminate on the date a Change in Control occurs.

     SECTION 2.10 Repayment of Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Committed Loan on the Maturity Date, (ii) to the Administrative Agent for the account of each Lender having a Competitive Loan outstanding the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan, and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on demand therefor by the Swingline Lender. In addition, if the sum of the total Committed Credit Exposures, plus the aggregate principal amount of the outstanding Competitive Loans, exceeds the Total Commitment, the Company shall pay to the Administrative Agent for the account of each Lender an aggregate principal amount of Committed Loans sufficient to cause the sum of the total Committed Credit Exposures, plus the aggregate principal amount of the outstanding Competitive Loans, not to exceed the Total Commitment; provided, however, if the repayment of the outstanding Committed Loans does not cause the total Committed Credit Exposures, plus the aggregate principal amount of the outstanding Competitive Loans, to be equal to or less than the Total Commitment, the Company shall deposit in an account with the Administrative Agent in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the amount by which the sum of the total Committed Credit Exposures, plus the aggregate principal amount of the outstanding Competitive Loans, exceeds the Total Commitment, which cash deposit shall be held by the Administrative Agent for the payment of the Obligations of the Company under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account other than any interest earned on the investment of such deposit (which investments shall be made at the option and sole discretion of the Administrative Agent, but only in investments rated at least AA (or equivalent) by at least one nationally recognized rating agency, unless an Event of Default shall have occurred and be continuing, and in any event at the Company's risk and expense). Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse such Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time, or if the maturity of the Loans has been accelerated (but subject to the consent of the Lenders with LC Exposure representing greater than 51% of the total LC Exposure), be applied to satisfy other obligations of the Company under this Agreement and the other Loan Documents. At any time when the sum of the total Committed Credit Exposures, plus the aggregate principal amount of outstanding Competitive Loans, does not exceed the Total Commitment and so long as no Default or Event of Default shall then exist, upon the request of the Company the amount of such deposit (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after receipt of such request.

          (b) On the date that a Change in Control occurs, the Company shall repay the outstanding principal amount of the Loans and all other amounts outstanding hereunder and under the other Loan Documents and shall comply with the provisions of Section 2.06(k).

          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (e) The entries made in the accounts maintained pursuant to Section 2.10(c) or (d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the

Administrative Agent to maintain such accounts or any error or conflict therein shall not in any manner affect the obligation of the Company to repay the Loans in accordance with the terms of this Agreement.

          (f) Any Lender may request that Loans made by it be evidenced by a Committed Note or a Competitive Note, as the case may be. In such event, the Company shall prepare, execute and deliver to such Lender a Committed Note or a Competitive Note, as the case may be. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.05) be represented by one or more promissory notes in such forms payable to the order of the payee named therein.

     SECTION 2.11 Prepayment of Loans. (a) The Company shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 2.11(b); provided that the Company shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

          (b) The Company shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy in the form of Exhibit 2.11 (a "Notice of Prepayment")) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Committed Borrowing, not later than 11:00 a.m., Charlotte, North Carolina, time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Committed Borrowing, not later than 11:00 a.m., Charlotte, North Carolina, time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., Charlotte, North Carolina, time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, Type and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with
Section 2.09. Each partial prepayment shall be in an aggregate amount not less than, and shall be an integral multiple of, the amounts shown below with respect to the applicable Type of Loan or Borrowing:


                 Type of                       Integral            Minimum
              Loan/Borrowing                  Multiple of      Aggregate Amount
              --------------                  -----------      ----------------

          Eurodollar Committed Borrowing     $1,000,000         $3,000,000

          ABR Committed Borrowing             1,000,000          1,000,000

          Swingline Loan                        100,000          5,000,000

Promptly following receipt of any such notice relating to a Committed Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. If the Company fails to designate the Type of Borrowings to be prepaid, partial prepayments shall be applied first to the outstanding ABR Borrowings until all such outstanding principal of ABR Borrowings are repaid in full, and then to the outstanding principal amount of Eurodollar Borrowings. Each partial prepayment of any Committed Borrowing shall be in an amount that would be permitted in the case of an advance of a Committed Borrowing of the same Type as provided in
Section 2.02. Each prepayment of a Committed Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

     SECTION 2.12 Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee (the "Facility Fee"), which shall accrue at the applicable Facility Fee Rate on the daily amount of the Commitment of such Lender, whether used or unused and when the Commitment has terminated, on the outstanding Loans of such Lender, during the period from the date of this Agreement to the later of (i) the date on which such Commitment terminates and (ii) the date on which the Loans are paid in full. Accrued Facility Fees shall be payable in arrears on the last Business Day of March, June, September and December of each year and on the date on which the Commitments terminate and the date the Loans are paid in full, commencing on the first such date to occur after the date hereof. All Facility Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Company agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at a rate per annum equal to .100% times the daily maximum amount available to be drawn under each Letter of Credit issued, renewed or extended by such Issuing Bank during the Availability Period, but not to exceed in any event .100% of the original face amount of each Letter of Credit so issued, renewed or extended. The Company also agrees to pay each Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued by it or the processing of drawings thereunder. Accrued participation fees and fronting fees shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing on the first such date to occur after the Effective Date;
provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees shall be computed on the basis of a year of 365 or 366 days, as applicable, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Company agrees to pay to the Administrative Agent and Citibank, for their own accounts, fees payable in the amounts and at the times specified in that letter agreement dated the date hereof among the Company, Wachovia and Citibank (as from time to time amended, the "Fee Letter").

          (d) The Company agrees to pay to the Administrative Agent for the account of each Lender at all times when the aggregate outstanding principal amount of the Committed Loans plus the LC Exposure plus the aggregate principal amount of outstanding Competitive Loans and the Swingline Exposure is greater than 50% of the Commitments a utilization fee (the

     "Utilization Fee") computed at the Utilization Fee Rate on the daily amount of the Committed Credit Exposure of such Lender. Accrued Utilization Fees shall be paid in arrears on the last day of March, June September and December of Each year, commencing March 31, 2006, and on the date the Loans are paid in full. All Utilization Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day)

          (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to each Issuing Bank, in the case of fees payable to it) (for distribution, in the case of Facility Fees and Utilization Fees, to the Lenders). Except as required by law, fees paid shall not be refundable under any circumstances.

     SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest
(i) in the case of a Eurodollar Committed Loan, at the LIBOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin or (ii) in the case of a Eurodollar Competitive Loan, at the LIBOR Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

          (c) Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

          (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Company hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the Alternate Base Rate.

          (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to Section 2.13(d) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Committed Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Committed Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all accrued interest shall be payable upon termination of the Total Commitment.

          (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBOR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.14 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurodollar Competitive Loan, by the Lender that is required to make such Loan) that the LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Committed Borrowing to, or continuation of any Committed Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Committed Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by the Company for a Eurodollar Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Company for Eurodollar Competitive Borrowings may be made to Lenders that are not affected thereby and
(B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

     SECTION 2.15 Increased Costs. (a) If any Change in Law shall:

                    (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the LIBOR Rate) or any Issuing Bank; or

                    (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or any Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or any Issuing Bank hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or any Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.15 shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

          (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; provided that the Company shall not be required to compensate a Lender or any Issuing Bank pursuant to this Section 2.15 for any increased costs or reductions incurred more than six months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

     SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow (unless such failure was caused by the failure of a Lender to make such Loan), convert, continue or prepay any Eurodollar Loan, or the failure to convert an ABR Loan to a Eurodollar Loan, on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section
2.09 and is revoked in accordance herewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan (unless such failure was caused by the failure of a Lender to make such Loan), or (e) the assignment of any Eurodollar Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the Company shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the LIBOR Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the Eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

     SECTION 2.17 Taxes. (a) Any and all payments by or on account of any obligation of the Company hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Company shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Company shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Company shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17(c)) paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Governmental Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Company is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Company (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Company, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

          (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Company or with respect to which the Company has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Company (but only to the extent of indemnity payments made, or additional amounts paid, by the Company under this Section 2.17 with respect to the Taxes and Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Company, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Company (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Company or any other Person.

     SECTION 2.18 Payments Generally;  Pro Rata Treatment;  Sharing of Set-offs.
(a) The Company shall make each payment required to be made by the Company hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.15, 2.16 or 2.17, or otherwise) prior to 12:00 noon, Charlotte, North Carolina, time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Principal Office, except payments to be made directly to an Issuing Bank or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and unreimbursed LC

Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Committed Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Committed Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Committed Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Committed Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Company has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from the date such amount is distributed to it to the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(e), 2.07(b) or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     Section 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.

          (b) If any Lender requests compensation under Section 2.15, or if the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Banks and Swingline Lender), which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

     SECTION 2.20 Telephonic Notices. Without in any way limiting the obligation of the Company to confirm in writing any telephonic notice it is entitled to give under this Agreement or any other Loan Document, the Administrative Agent may act without liability upon the basis of a telephonic notice believed in good faith by the Administrative Agent to be from the Company prior to receipt of written confirmation. In each such case, the Company hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     SECTION 3.01 Conditions Precedent to the Initial Credit Event. The obligations of the Lenders to make Loans hereunder or the obligation of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied or waived in accordance with Section 10.02:

          (a) The Administrative Agent shall have received the following, each dated the Execution Date:

                    (i) this Agreement executed by each party hereto;

                    (ii) if requested by any Lender, a Committed Note and a Competitive Note executed by the Company and payable to the order of such Lender;

                    (iii) a certificate of an officer and of the secretary or an assistant secretary of the Delegate, certifying, inter alia (A) true and complete copies of each of the limited liability company agreement of the Delegate, the certificate of incorporation, as amended and in effect, of the General Partner, the partnership agreement, each as amended and in effect, of the Company, the bylaws, as amended and in effect, of the General Partner and the resolutions adopted by the Board of Directors of the Delegate (1) authorizing the execution, delivery and performance by the Company of this Agreement and the other Loan Documents and, the Borrowings to be made and the Letters of Credit to be issued hereunder, (2) approving the forms of the Loan Documents and which will be delivered at or prior to the initial Borrowing Date and (3) authorizing officers of the Delegate to execute and deliver the Loan Documents and any related documents, including any agreement contemplated by this Agreement, (B) the incumbency and specimen signatures of the officers of the Delegate executing any documents on its behalf and (C) (1) that the representations and warranties made by the Company in each Loan Document and which will be delivered at or prior to the initial Borrowing Date are true and correct in all material respects, (2) the absence of any proceedings for the dissolution or liquidation of the Company and (3) the absence of the occurrence and continuance of any Default or Event of Default;

                    (iv) letters from CT Corporation System, Inc. in form and substance satisfactory to the Administrative Agent evidencing the obligation of CT Corporation System, Inc. to accept service of process in the State of New York on behalf of the Company;

                    (v) a favorable, signed opinion addressed to the Administrative Agent and the Lenders from Bracewell & Giuliani LLP, counsel to the Company, given upon the express instruction of the Company; and

                    (vi) certificates of appropriate public officials as to the existence, good standing and qualification to do business as a foreign entity of the Company, the General Partner and the Delegate in the States of Texas and Delaware.

          (b) The Administrative Agent shall be reasonably satisfied that all required consents and approvals of any Governmental Authority and any other Person in connection with the transactions contemplated by this Section 3.01 shall have been obtained and remain in effect (except where the failure to obtain such approvals would not have a Material Adverse Effect).

          (c) The Company shall have paid to Citibank and Wachovia all fees and expenses pursuant to the Fee Letter agreed upon by such parties to be paid on or prior to the Execution Date.

          (d) The  Company  shall have paid to  Andrews  Kurth LLP  pursuant  to
Section 10.03 all reasonable fees and disbursements invoiced to the Company on or prior to the Execution Date.

     SECTION 3.02 Conditions Precedent to All Credit Events. Except with respect to Committed Credit Loans made by the Lenders pursuant to Section 2.06(f), the obligation of the Lenders to make any Loans or to issue or extend any Letter of Credit under this Agreement (including any Loan made or Letter of Credit issued on the initial Borrowing Date) is subject to the further conditions precedent that on the date of such Credit Event:

          (a) The conditions precedent set forth in Section 3.01 shall have theretofore been satisfied;

          (b) The representations and warranties set forth in Article IV (other than the representation set forth in Section 4.07(c))and in the other Loan Documents shall be true and correct in all material respects as of, and as if such representations and warranties were made on, the Borrowing Date of the proposed Loan or Letter of Credit, as the case may be (unless such representation and warranty expressly relates to an earlier date), and by the Company's delivery of a Borrowing Request, the Company shall be deemed to have certified to the Administrative Agent and the Lenders that such representations and warranties are true and correct in all material respects;

          (c) The Company shall have complied with the provisions of Section 2.03, Section 2.04 or Section 2.05, as the case may be; and

          (d) No Default or Event of Default shall have occurred and be continuing or would result from such Credit Event.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Company to each of the Lenders that all of the conditions specified in this Section 3.02 above exist as of that time.

     SECTION 3.03 Conditions Precedent to Conversions. The obligation of the Lenders to convert or continue any existing Borrowing into or as a Eurodollar Borrowing is subject to the condition precedent that on the date of such conversion or continuation no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion. The acceptance of the benefits of each such conversion or continuation shall constitute a representation and warranty by the Company to each of the Lenders that no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation.

     SECTION 3.04 Delivery of Documents. All of the Loan Documents, certificates, legal opinions and other documents and papers referred to in this
Article III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for any Notes, in sufficient counterparts or copies for each of the Lenders and shall be satisfactory in form and substance to the Lenders.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

           The Company makes the following representations and warranties to the Administrative Agent and the Lenders:

     SECTION 4.01 Organization and Qualification. The Company and each of the Subsidiaries (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of the state of its incorporation, organization or formation, (b) has all requisite corporate, partnership, limited liability company or other power and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and (c) is duly qualified to do business and is in good standing in every jurisdiction in which the failure to be so qualified would, individually or together with all such other failures of the Company and the Subsidiaries, have a Material Adverse Effect. As of the date of this Agreement, the Persons and other entities shown on Schedule 4.01 are all of the Subsidiaries of the Company, and such Schedule 4.01 (x) accurately reflects the direct owner of the Capital Stock of each such Subsidiary owned by such direct owner, (y) accurately identifies such Subsidiaries and (z) accurately sets forth the jurisdictions of their respective incorporation, organization or formation, as the case may be.

     SECTION 4.02 Authorization, Validity, Etc. The Company has all requisite partnership and other power and authority to execute and deliver, and to incur and perform its obligations under this Agreement and under the other Loan Documents to which it is a party and to make the Borrowings hereunder, and all such actions have been duly authorized by all necessary proceedings on its behalf. This Agreement and the other Loan Documents have been duly and validly executed and delivered by or on behalf of the Company and constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with the respective terms thereof, except (a) as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (including principles of good faith, reasonableness, materiality and fair dealing) which may, among other things, limit the right to obtain equitable remedies (regardless of whether considered in a proceeding in equity or at law) and (b) as to the enforceability of provisions for indemnification for violation of applicable securities laws, limitations thereon arising as a matter of law or public policy.

     SECTION 4.03 Governmental Consents, Etc. No authorization, consent, approval, license or exemption of or registration, declaration or filing with any Governmental Authority, is necessary for the valid execution and delivery of, or the incurrence and performance by the Company of its obligations under, any Loan Document to which it is a party, except those that have been obtained and such matters relating to performance as would ordinarily be done in the ordinary course of business after the Execution Date.

     SECTION 4.04 No Breach or Violation of Agreements or Restrictions, Etc. Neither the execution and delivery of, nor the incurrence and performance by the Company of its obligations under, the Loan Documents to which it is a party, nor the extensions of credit contemplated by the Loan Documents, will (a) breach or violate any applicable Requirement of Law, (b) result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of its property or assets (other than Liens created or contemplated by this Agreement) pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it or any of the Subsidiaries is party or by which any of its properties or assets, or those of any of the Subsidiaries is bound or to which it is subject, except for breaches, violations and defaults under clauses (a) and (b) that neither individually nor in the aggregate could reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the organic documents of the Company.

     SECTION 4.05 Properties. Each of the Company and the Subsidiaries has good title to, or valid leasehold or other interests in, all its real and personal property material to its business, except for Liens permitted under Section 6.01.

     SECTION 4.06 Litigation and Environmental Matters. (a) Except as disclosed in the most recent Annual Report on Form 10-K delivered by the Company to the Lenders, there is no action, suit or proceeding by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect or (ii) that involves this Agreement or the Transactions.

          (b) In the ordinary course of its business, the Company conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for clean-up or closure of properties currently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Materials, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Company has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to result in a Material Adverse Effect.

     SECTION 4.07 Financial Statements. (a) The consolidated balance sheet of the Company and the Subsidiaries as at December 31, 2004 and the related consolidated statements of income, comprehensive income, partners' capital and cash flows of the Company and the Subsidiaries for the fiscal year ended on said date, with the opinion thereon of PricewaterhouseCoopers LLP and set forth in the Company's 2004 Annual Report on Form 10-K, as filed with the SEC, fairly present, in conformity with GAAP, the consolidated financial position of the Company and the Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheets of the Company and the Subsidiaries as at September 30, 2005 and the related consolidated statements of income and cash flows of the Company and the Subsidiaries for the nine-month period ended on such date and set forth in the Company's Quarterly Report on Form 10-Q for its fiscal quarter then ended, as filed with the SEC, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.07(a), the consolidated financial position of the Company and the Subsidiaries as at said date and their consolidated results of their operations cash flows for the nine-month period ended on said date (subject to the absence of footnotes and to normal year-end and audit adjustments).

          (c) Since December 31, 2004, there has been no material adverse change in the business, assets, liabilities or financial condition of the Company and the Subsidiaries, taken as a whole.

     SECTION 4.08 Disclosure. All information heretofore furnished by the Company to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Company to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is stated or certified. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Company to the Administrative Agent or any Lender in connection with the syndication or negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     SECTION 4.09 Investment Company Act. Neither the Company nor any of the Subsidiaries is, or is regulated as, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

     SECTION 4.10 Intentionally Omitted.

     SECTION 4.11 ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, which waiver, failure or liability could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.10 Tax Returns and Payments. The Company and the Subsidiaries have caused to be filed all federal income tax returns and other material tax returns, statements and reports (or obtained extensions with respect thereto) which are required to be filed and have paid or deposited or made adequate provision in accordance with GAAP for the payment of all taxes (including estimated taxes shown on such returns, statements and reports) which are shown to be due pursuant to such returns, except for taxes being contested in good faith by appropriate proceedings for which adequate reserves in accordance with GAAP have been created on the books of the Company and the Subsidiaries and where the failure to pay such taxes (individually or in the aggregate for the Company and the Subsidiaries) would not have a Material Adverse Effect.

     SECTION 4.11 Compliance with Laws and Agreements. Each of the Company and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate for the Company and the Subsidiaries, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.12 Purpose of Loans. (a) All proceeds of the Loans will be used for the purposes set forth in Section 5.07.

          (b) None of the proceeds of the Loans under this Agreement will be, used directly or indirectly for the purpose of buying or carrying any "margin stock" within the meaning of Regulation U (herein called "margin stock") or for the purpose of reducing or retiring any indebtedness which was originally incurred to buy or carry any margin stock, or for any other purpose which might constitute this transaction a "purpose" credit within the meaning of Regulation T, U or X. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any other Loan Document to violate Regulation T, Regulation U, Regulation X, or any other regulation of the Board or to violate the Exchange Act. Margin stock does not constitute more than 25% of the assets of the Company or of the Company and the Subsidiaries on a consolidated basis, and the Company does not intend or foresee that it will ever do so.

     SECTION 4.13 Foreign Assets Control Regulations, etc.

          (a) Neither any Letter of Credit nor any part of the proceeds of the Loans will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          (b) Neither the Company nor any Subsidiary (i) is, or will become, a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the
Anti-Terrorism Order or (ii) engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such Person. The Company and the Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

          (c) Neither any Letter of Credit nor any part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company or one of the Subsidiaries.

                                   ARTICLE V.
                              AFFIRMATIVE COVENANTS

           Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:

     SECTION 5.01 Financial Statements and Other Information. The Company will furnish to the Administrative Agent, in each case with sufficient copies for each Lender:

          (a) within ten days after the date in each fiscal year on which the Company is required to file its Annual Report on Form 10-K with the SEC or, if earlier, 100 days after the end of each fiscal year (i) such Annual Report, and
(ii) its audited consolidated balance sheet and the related consolidated statements of income, comprehensive income, operations, partners' capital and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year, all reported on by, and accompanied by an opinion (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of their audit) of, PricewaterhouseCoopers LLP, or other independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries on a consolidated basis in accordance with GAAP; provided, however, that (x) the Company shall be deemed to have furnished said Annual Report on Form 10-K for purposes of clause (i) if it shall have timely made the same available on "EDGAR" and/or on its home page on the worldwide web (at the date of this Agreement located at http://www.kindermorgan.com) and complied with the last grammatical paragraph of this Section 5.01 in respect thereof, and (y) if said Annual Report contains such consolidated balance sheet and such consolidated statements of results of income, comprehensive income, partners' capital and cash flows, and the report thereon of such independent public accountants (without qualification or exception, and to the effect, as specified above), the Company shall not be required to comply with clause (ii);

          (b) within five days after each date in each fiscal year on which the Company is required to file a Quarterly Report on Form 10-Q with the SEC or, if earlier, fifty days after the end of each fiscal quarter (i) such Quarterly Report, and (ii) its consolidated balance sheet and the related consolidated statements of income and cash flows as of the end of and for the fiscal quarter to which said Quarterly Report relates and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures as of the end and for the corresponding period or periods of the previous fiscal year, all certified by a Responsible Officer as presenting fairly in all material respects the financial condition and results of operations of the Company and the Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes; provided, however, that (x) the Company shall be deemed to have furnished said Quarterly Report for purposes of clause (i) if it shall have timely made the same available on "EDGAR" and/or on its home page on the worldwide web (at the date of this Agreement located at http://www.kindermorgan.com) and complied with the last grammatical paragraph of this Section 5.01 in respect thereof, and (y) if said Quarterly Report contains such consolidated balance sheet and consolidated statements of income and cash flows, and such certifications, the Company shall not be required to comply with clause (ii);

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate in substantially the form of Exhibit 5.01 signed by an authorized financial or accounting officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Section 6.06(a), (b) and (c) on the date of such financial statements, and (ii) stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) as to whether anything has come to their attention to cause them to believe that any Default or Event of Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above; provided, however, that such accountants shall not be liable to anyone by reason of their failure to obtain knowledge of any Default or Event of Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards;

          (e) prompt written notice of the following:

                    (i) the occurrence of any Default or Event of Default or Change in Control Event and

                    (ii) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

(each notice delivered under this Section 5.01(e) to be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto);

          (f) promptly upon receipt thereof, a copy of each other report or letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, and a copy of any response by the Company, or the Board of Directors of the general partner of the Company, to such letter or report;

          (g) without duplication of any other requirement of this Section 5.01, promptly upon the mailing thereof to the public unitholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

          (h) promptly upon the filing thereof with the SEC, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Form 8-K which the Company shall have filed with the SEC;

          (i) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) (other than such event as to which the 30-day notice requirement is waived) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; and

          (j) from time to time such other information regarding the business, affairs or financial condition of the Company or any Subsidiary as the Required Lenders or the Administrative Agent may reasonably request.

           Information required to be delivered pursuant to Section 5.01(a), 5.01(b), 5.01(g) or 5.01(h) above shall be deemed to have been delivered on the date on which the Company provides notice to the Administrative Agent and the Lenders that such information has been posted on "EDGAR" or the Company's website or another website identified in such notice and accessible by the Administrative Agent and the Lenders without charge (and the Company hereby agrees to provide such notice); provided that such notice may be included in a certificate delivered pursuant to Section 5.01(c).

     SECTION 5.02 Existence, Conduct of Business. The Company will, and will cause each of the Material Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.02.

     SECTION 5.03 Payment of Obligations. The Company will, and will cause each of the Subsidiaries to, pay, before the same shall become delinquent or in default, its obligations, including tax liabilities, that, if not paid, could result in a Material Adverse Effect, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.04 Maintenance of Properties; Insurance. (a) The Company will keep, and will cause each Material Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (b) The Company will maintain or cause to be maintained with, in the good faith judgment of the Company, financially sound and reputable insurers, or through self-insurance, insurance with respect to its properties and business and the properties and businesses of the Subsidiaries against loss or damage of the kinds customarily insured against by business enterprises of established reputation engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations. Such insurance may include self-insurance or be subject to co-insurance, deductibility or similar clauses which, in effect, result in self-insurance of certain losses, provided that such self-insurance is in accord with the approved practices of business enterprises of established reputation similarly situated and adequate insurance reserves are maintained in connection with such self-insurance, and, notwithstanding the foregoing provisions of this Section 5.04 the Company or any Subsidiary may effect workers' compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance in accord with applicable laws.

     SECTION 5.05 Books and Records; Inspection Rights. The Company will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice during normal business hours, to visit and inspect its properties, to examine and make extracts from its books and records (subject to compliance with confidentiality agreements and applicable copyright law), and to discuss its affairs, finances and condition with its officers and independent accountants, all at such times, and as often, as reasonably requested.

     SECTION 5.06 Compliance with Laws. The Company will, and will cause each of the Subsidiaries to, comply with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.07 Use of Proceeds. The proceeds of the Loans will be used only for (a) refinancing commercial paper and (b) working capital and other general partnership purposes.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

           Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:

     SECTION 6.01 Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a) Permitted Encumbrances;

          (b) Liens existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary and securing Indebtedness whose incurrence, for purposes of this Agreement, by virtue of acquisition of such property or asset, or by virtue of such Person so becoming a Subsidiary, would not result in a violation of Section 6.06(a), (b) or (c); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary, (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof. For purposes of this Section 6.01(c), the Indebtedness so secured shall be deemed to have been incurred on the last day of the fiscal quarter then most recently ended.

          (c) Liens,  not otherwise  permitted by the foregoing  clauses (a) and
(b), securing Indebtedness and payment obligations in respect of Hedging Agreements in an aggregate amount not exceeding 10% of Consolidated Net Tangible Assets.(d) Liens in favor of Chevron U.S.A., Inc. granted by Kinder Morgan Louisiana Pipeline Holding, LLC (the "Grantor"), for the benefit of the Grantees (as defined in the Purchase Option Agreement dated October 27, 2005 by and among the Grantor and the Grantees) and securing the Grantor's obligations thereunder.
SECTION 6.02 Fundamental Changes. The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all (or substantially all) of its assets, or all or substantially all of the stock of or other equity interest in any of the Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, unless: (a) at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing; and (b) the Company is the surviving entity or the recipient of any such sale, transfer, lease or other disposition of assets, provided, that no such merger, consolidation, sale, transfer, lease or other disposition shall have the effect of releasing the Company from any of the Obligations.

     SECTION 6.03 Restricted Payments. The Company will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment.

     SECTION 6.04 Transactions with Affiliates. The Company will not, and will not permit any of the Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Company and the Wholly-owned Subsidiaries not involving any other Affiliate, (c) any payment which would constitute a Restricted Payment but for the proviso to the definition of said term in Section
1.01 and (d) loans and advances by the Company to the General Partner to enable the General Partner to pay general and administrative costs and expenses pursuant to the partnership agreement of the Company and in accordance with past practices.

     SECTION 6.05 Restrictive Agreements. The Company will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Capital Stock or to make or repay loans or advances to the Company or any other such Subsidiary, provided that the foregoing shall not apply to (a) restrictions and conditions imposed by law or by this Agreement, (b) customary restrictions and conditions contained in agreements relating to the sale of all or substantially all of the Capital Stock or assets of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder and (c) restrictions and conditions existing on the date hereof identified on Schedule 6.05 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition)

     SECTION 6.06 Financial Covenants. The Company will observe and cause the Subsidiaries to observe each of the following requirements:

          (a) Ratio of Consolidated Indebtedness to Consolidated EBITDA. The Company will not at any time permit the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four full fiscal quarters most recently ended in respect of which financial statements shall have been delivered pursuant to
Section 5.01(a) or (b), as the case may be, to exceed 5.00 to 1.0. For purposes of this Section 6.06(a), if during any period the Company acquires any Person (or any interest in any Person) or all or substantially all of the assets of any Person, the EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Company in such Person times the EBITDA of such Person, for such period determined on a pro forma basis (which determination, in each case, shall be subject to approval of the Required Lenders, not to be unreasonably withheld) may be included as Consolidated EBITDA for such period, if on the date of such acquisition no Indebtedness (other than Indebtedness permitted pursuant to Section 6.06(b)) is incurred by reason of and giving effect to such acquisition and such Person, or the entity acquiring such assets, as the case may be, is a Subsidiary. For purposes of ascertaining whether the Required Lenders have approved a determination of the EBITDA attributable to acquired assets, or the assets of an acquired Person, for inclusion in Consolidated EBITDA for any period pursuant to the foregoing sentence, a Lender which has not, within 10 days after its receipt of the certificate of a Responsible Officer required by the last sentence of Section 5.01, objected to the inclusion in Consolidated EBITDA as set forth therein of an amount of EBITDA attributable to such acquired assets or the assets of such acquired Person, as the case may be, shall be deemed to have approved both the determination of such amount of EBITDA so included, and the inclusion thereof in Consolidated EBITDA pursuant to the foregoing sentence.

          (b) Total Indebtedness (excluding Indebtedness of a consolidated Subsidiary of the Company owed to the Company or to any Wholly-owned Subsidiary) of all consolidated Subsidiaries shall at no time exceed 15% of Consolidated Indebtedness.

          (c) Consolidated Indebtedness shall at no time exceed 65% of Total Capitalization.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

     SECTION 7.01 Events of Default and Remedies. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall not be paid when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document shall not be paid, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty made herein or by the Company in any other Loan Document or in any document, certificate or financial statement delivered in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made or reaffirmed, as the case may be;

          (d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(e)(i), 5.02 (with respect to the Company's existence) or 5.07 or in Article VI;

          (e) the Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement (other than those specified in Section 7.01(a), Section 7.01(b) or Section 7.01(d)) or any other Loan Document to which it is a party and, in any event, such failure shall remain unremedied for 30 calendar days after the earlier of (i) written notice of such failure shall have been given to the Company by the Administrative Agent or any Lender or, (ii) a Responsible Officer of the Company becomes aware of such failure;

          (f) other than as specified in Section 7.01(a) or (b), (i) the Company or any Subsidiary fails to make (whether as primary obligor or as guarantor or other surety) any payment of principal of, or interest or premium, if any, on any item or items of Indebtedness (other than as specified in Section 7.01(a) or Section 7.01(b)) or any payment in respect of any Hedging Agreement beyond any period of grace provided with respect thereto (not to exceed 30 days); provided that the aggregate outstanding principal amount of all Indebtedness or payment obligations in respect of all Hedging Agreements as to which such a payment default shall occur and be continuing is equal to or exceeds $75,000,000, or
(ii) the Company or any Subsidiary fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such failure, either individually or in the aggregate, shall have resulted in the acceleration of the payment of Indebtedness with an aggregate face amount which is equal to or exceeds $75,000,000; provided that this Section 7.01(f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, so long as such Indebtedness is paid in full when due;

          (g) an involuntary case shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) the Company, or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, winding-up, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.01(g), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (i) the Company or any Material Subsidiary shall become unable, admit in writing or fail generally to pay its debts as they become due;

          (j) (i) the General Partner fails to make (whether as primary obligor or as guarantor or other surety) any payment of principal of, or interest or premium, if any, on any item or items of Indebtedness beyond any period of grace provided with respect thereto (not to exceed 30 days); provided that the aggregate outstanding principal amount of all such Indebtedness as to which such a payment default  shall occur and be continuing  is equal to or exceeds  $75,000,000,  or
(ii) the General Partner fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such failure, individually or in the aggregate, shall have resulted in the acceleration of the payment of Indebtedness with an aggregate face amount which is equal to or exceeds $75,000,000; provided that this Section 7.01(j) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness so long as such Indebtedness is paid in full when due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $75,000,000 shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

          (l) any member of the ERISA Group shall fail to pay when due an amount which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation; and in each of the foregoing instances such condition could reasonably be expected to result in a Material Adverse Effect;

          (m) the Company or any Affiliate of the Company shall petition or apply for or obtain any order restricting payment by any Issuing Bank under any Letter of Credit or extending such Issuing Bank's liability under such Letter of Credit beyond the expiration date stated therein or otherwise agreed to by such Issuing Bank;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, may, and upon the written request of the Required Lenders shall, by written notice (including notice sent by telecopy) to the Company (a "Notice of Default") take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or other holder of any of the Obligations to enforce its claims against the Company (provided that, if an Event of Default specified in Section 7.01(g) or Section 7.01(h) shall occur with respect to the Company or any Subsidiary, the result of which would occur upon the giving of a Notice of
Default as specified in clauses (i), (ii) and (v) below, shall occur automatically without the giving of any Notice of Default): (i) declare the Total Commitment terminated, whereupon the Commitments of the Lenders shall forthwith terminate immediately and any accrued facility fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans, and all the other Obligations owing hereunder and under the other Loan Documents, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intent to accelerate, declaration or notice of acceleration or any other notice of any kind, all of which are hereby waived by the Company; (iii) exercise any rights or remedies under the Loan Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms (whether by the giving of written notice to the beneficiary or otherwise); and (v) direct the Company to comply, and the Company agrees that upon receipt of such notice (or upon the occurrence of an Event of Default specified in Section 7.01(g) or Section 7.01(h)) it will comply, with the provisions of Section 2.06(k).

                                  ARTICLE VIII
                            THE ADMINISTRATIVE AGENT

     SECTION 8.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 8.05 and the first sentence of Section 8.06 shall include reference to its Affiliates and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (a) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (b) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, legality, enforceability or sufficiency of this Agreement, any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (other than the Administrative Agent) to perform any of its obligations hereunder or thereunder or for the existence or value of, or the perfection or priority of any Lien upon, any collateral security or the financial or other condition of the Company, the Subsidiaries or any other obligor or guarantor; (c) except pursuant to Section 8.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence, willful misconduct or unlawful conduct. The Administrative Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Administrative Agent may deem and treat the payee named in any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any cash collateral that is permitted to be released pursuant to the terms of this Agreement.

     SECTION 8.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent in good faith.

     SECTION 8.03 Defaults; Events of Default. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse LC Disbursements) unless the Administrative Agent has received notice from a Lender or the Company specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default or Event of Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default or Event of Default.

     SECTION 8.04 Rights as a Lender. With respect to its Commitments and the Loans made by it and its issuance, or its participation in the issuance, of each Letter of Credit, Wachovia (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Wachovia (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its Affiliates) as if it were not acting as the Administrative Agent. Wachovia and its Affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     SECTION 8.05 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT AND THE SYNDICATION AGENT RATABLY IN ACCORDANCE WITH THEIR APPLICABLE PERCENTAGES FOR THE INDEMNITY MATTERS AS DESCRIBED IN SECTION 10.03 TO THE EXTENT NOT INDEMNIFIED OR REIMBURSED BY THE COMPANY UNDER SECTION 10.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE COMPANY UNDER SAID SECTION 10.03 AND FOR ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT OR THE SYNDICATION AGENT IN ANY WAY RELATING TO OR ARISING OUT OF: (A) THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A DEFAULT OR AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY

DUTIES, IF ANY, HEREUNDER OR (B) THE ENFORCEMENT OF ANY OF THE TERMS OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 8.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR THE SYNDICATION AGENT, AS THE CASE MAY BE; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR UNLAWFUL CONDUCT OF THE ADMINISTRATIVE AGENT OR THE SYNDICATION AGENT.

     SECTION 8.06 Non-Reliance on Agents and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on the Administrative Agent, the Syndication Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and the Subsidiaries and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Neither the Administrative Agent nor the Syndication Agent shall be required to keep itself informed as to the performance or observance by the Company of this Agreement, the other Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Syndication Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its Affiliates) which may come into the possession of the Administrative Agent, the Syndication Agent or any of its respective Affiliates. In this regard, each Lender acknowledges that Andrews Kurth L.L.P. is acting in this transaction as special counsel to the Administrative Agent only. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with this Agreement and other Loan Documents and the matters contemplated herein and therein.

     SECTION 8.07 Action by Administrative Agent. Except for action or other matters expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (a) receive written instructions from the Required Lenders (or all of the Lenders as expressly required by Section 10.02) specifying the action to be taken, and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Required Lenders (or all of the Lenders as expressly required by Section 10.02) and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default or Event of Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders (or all of the Lenders as required by Section 10.02) in the written instructions (with indemnities) described in this
Section 8.07; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law.

     SECTION 8.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company, and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent (so long as no Default or Event of Default exists) with the prior written consent of the Company (which consent will not unreasonably be withheld). If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (so long as no Default or Event of Default exists) with the prior written consent of the Company (which consent will not unreasonably be withheld). Upon the acceptance of such appointment hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

     SECTION 8.09 Duties of Syndication Agent. Notwithstanding the indemnity of the Syndication Agent contained in Section 8.05, nothing contained in this Agreement shall be construed to impose any obligation or duty whatsoever on any Person named on the cover of this Agreement or elsewhere in this Agreement as Syndication Agent, Joint Lead Arranger or Joint Book Manager, other than those applicable to all Lenders as such.

                                   ARTICLE IX
                             INTENTIONALLY OMITTED


                                   ARTICLE X.
                                  MISCELLANEOUS

     SECTION 10.01 Notices, Etc. (a) The Administrative Agent, any Issuing Bank, any Lender or the holder of any of the Obligations, giving consent or notice or making any request of the Company provided for hereunder, shall notify each Lender (in the case of the Administrative Agent and/or any Issuing Bank) and the Administrative Agent (in the case of a Lender or an Issuing Bank) thereof. In the event that the holder of any Note or any of the Obligations (including any Lender) shall transfer such Note or Obligations, it shall promptly so advise the Administrative Agent which shall be entitled to assume conclusively that no transfer of any Note or any of the Obligations has been made by any holder (including any Lender) unless and until the Administrative Agent receives written notice to the contrary.

          (b) Except with respect to notices and other communications expressly permitted to be given by telephone, all notices, consents, requests, approvals, demands and other communications (collectively "Communications") provided for herein shall be in writing (including facsimile Communications) and mailed, telecopied or delivered:

          (i) if to the Company, to it at:

                500 Dallas, Suite 1000
                Houston, Texas 77002
                Attention:C. Park Shaper
                Telecopy No:   (713) 369-9499;

          (ii) if to the Administrative Agent, to it at:

                Wachovia Capital Markets LLC
                1001 Fannin Street, Suite 2255
                Houston, Texas 77002
                Attention:  Russell Clingman
                Telecopy No.:  (713)-650-6354;

          (iv) if to the Swingline Lender, to it at:

                Wachovia Capital Markets LLC
                1001 Fannin Street, Suite 2255
                Houston, Texas 77002
                Attention:  Russell Clingman
                Telecopy No.: (713) 650-6354; and

          (v) if to any other Lender or to any Issuing Bank, to it at its address (or telecopy number) set forth in the Administrative Questionnaire delivered by such Person to the Administrative Agent or in the Assignment and Acceptance executed by such Person;

or, in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties.

          (c) Communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

          (d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 10.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising, and no course of dealing with respect to, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by Section 10.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) No provision of this Agreement or any other Loan Document provision may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or by the Company and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder or under the Fee Letter, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement (including any payment required by Section 2.10(b)), or any interest thereon, or any fees payable hereunder or under the Fee Letter, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section 10.02(b), Section 10.05 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be.

     SECTION 10.03 Payment of Expenses, Indemnities, etc. The Company agrees:

          (a) to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof, (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, EACH ISSUING BANK AND EACH LENDER AND EACH OF THEIR AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE REASONABLY INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE COMPANY OF THE PROCEEDS OF ANY OF THE LOANS OR ANY LETTER OF CREDIT, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF THE COMPANY AND THE SUBSIDIARIES, (IV) THE FAILURE OF THE COMPANY OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF THIS AGREEMENT, OR WITH ANY REQUIREMENT OF LAW, (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE COMPANY SET FORTH IN ANY OF THE LOAN DOCUMENTS, (VI) THE ISSUANCE, EXECUTION AND DELIVERY OR TRANSFER OF OR PAYMENT OR FAILURE TO PAY UNDER ANY LETTER OF CREDIT, (VII) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE MANUALLY EXECUTED DRAFT(S) AND CERTIFICATION(S) OR (VIII) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT OR A

LENDER'S SHAREHOLDERS AGAINST THE ADMINISTRATIVE AGENT OR LENDER OR BY REASON OF THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR UNLAWFUL CONDUCT ON THE PART OF THE INDEMNIFIED PARTY SEEKING INDEMNIFICATION.

          (c) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES OR ASSETS, INCLUDING THE TREATMENT OR DISPOSAL OF HAZARDOUS MATERIALS ON ANY OF THEIR PROPERTIES OR ASSETS, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY THE COMPANY OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY THE COMPANY OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR ASSETS OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES OR ASSETS WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS MATERIALS ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE COMPANY OR ANY SUBSIDIARY, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS.

          (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 10.03.

          (e) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to the Company of any such claim or demand being made against the Indemnified Party and the Company shall have the non-exclusive right to join in the defense against any such claim or demand; provided that if the Company provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Company and such Indemnified Party.

          (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE

INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR ENGAGED IN UNLAWFUL CONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR UNLAWFUL CONDUCT OF THE INDEMNIFIED PARTY.

          (g) The Company's obligations under this Section 10.03 shall survive any termination of this Agreement, the payment of the Loans and the expiration of the Letters of Credit and shall continue thereafter in full force and effect, for a period of six years.

          (h) To the extent that the Company fails to pay any amount required to be paid by it to the Administrative Agent or any Issuing Bank under this Section 10.03, each Lender severally agrees to pay to the Administrative Agent or such Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or such Issuing Bank in its capacity as such.

          (i) The Company shall pay any amounts due under this Section 10.03 within thirty (30) days of the receipt by the Company of notice of the amount due.

     SECTION 10.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     SECTION 10.05 Assignments and Participations.

          (a) The Company may not assign its rights or obligations hereunder or under the Notes or any Letter of Credit without the prior consent of all of the Lenders and the Administrative Agent.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Company and the Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Banks and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Company and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 for each such assignment, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any consent of the Company otherwise required under this Section 10.05(b) shall not be required if an Event of Default has occurred and is continuing. Upon acceptance and recording pursuant to Section 10.05(d), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.05(e).

          (c) The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices in Charlotte, North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 10.05(b) and any written consent to such assignment required by Section 10.05(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Company, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to Section 10.05(f), the Company agrees that each Participant shall be entitled to the benefits of Sections 2.15,
2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.05(b), and be indemnified under
Section 10.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the Participant to be bound by the provisions of Section 10.12.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 2.17(e) as though it were a Lender.

          (g) The Lenders may furnish any information concerning the Company in the possession of the Lenders from time to time to assignees and Participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 10.12 hereof.

          (h) Notwithstanding anything in this Section 10.05 to the contrary, any Lender may assign and pledge its Notes to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

          (i) Notwithstanding any other provisions of this Section 10.05, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Company to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

     SECTION 10.06 Survival; Reinstatement. (a) All covenants, agreements, representations and warranties made by the Company herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 10.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          (b) To the extent that any payments on the Obligations are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received.

     SECTION 10.07 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and the Fee Letter constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 10.08 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 10.09 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any of and all the Obligations now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such Obligations may be unmatured. The rights of each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 10.10 Governing Law; Jurisdiction; Consent to Service of Process.

          (a) This Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New York.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND ASSETS, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, INC., WITH OFFICES ON THE DATE HEREOF AT 111 8TH AVENUE, NEW YORK, NEW YORK 10011, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE AND ACCEPT FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE COMPANY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK, NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN
SECTION 10.01, SUCH SERVICE TO BECOME EFFECTIVE THIRTY DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          (c) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (b) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO PLEAD OR CLAIM, AND

AGREES NOT TO PLEAD OR CLAIM, THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (d) EACH PARTY HERETO HEREBY (i) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (ii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.10.

     SECTION 10.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

     SECTION 10.12 Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, directors, officers and employees and to its agents, including accountants, legal counsel and other advisors who have been informed of the confidential nature of the information provided, (b) to the extent requested by any regulatory authority, including the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio, (c) to the extent a Lender reasonably believes it is required by applicable laws or regulations or by any subpoena or similar legal process (and such Lender will provide prompt notice thereof to the Company), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an understanding with such Person that such Person will comply with this Section 10.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or (h) to the extent such

Information (i) becomes publicly available other than as a result of a breach of this Section 10.12 or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender from a source other than the Company (unless such source is actually known by the individual providing the information to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information). For the purposes of this
Section 10.12, "Information" means all information received from the Company relating to it or its business, other than any such information that is known to a Lender, publicly known or otherwise available to the Administrative Agent, any Issuing Bank or any Lender other than through disclosure (a) by the Company, or
(b) from a source actually known to a Lender to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information. Any Person required to maintain the confidentiality of Information as provided in this Section 10.12 shall be considered to have complied with its obligation to do so if such Person maintains the confidentiality of such Information in accordance with procedures adopted in good faith to protect confidential Information of third parties delivered to a lender.

     SECTION 10.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 10.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 10.14 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT, THE NOTES AND (IN THE CASE OF THE COMPANY AND THE ADMINISTRATIVE AGENT) THE FEE LETTER AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT

IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     SECTION 10.15 U.S. Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act") hereby notifies the Company that pursuant to the requirements of the Patriot Act, it is required to obtain, verify, and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow such Lender to identify the Company in accordance with the Patriot Act.

           The parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                            KINDER MORGAN ENERGY PARTNERS, L.P.,
                            as the Company

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                               By:  Kinder Morgan Management, LLC,
                                    its Delegate


                                    By:    /s/Joseph Listengart
                                           --------------------------------

                                    Name:  Joseph Listengart
                                           --------------------------------

                                    Title: Vice President
                                           --------------------------------

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as the Administrative Agent and as a Lender


                            By:    /s/ Shannan Townsend
                                   ------------------------------------
                            Name:  Shannan Townsend
                                   ------------------------------------
                            Title: Director
                                   ------------------------------------

                            CITIBANK, N.A.,
                            as the Syndication Agent and as a Lender


                            By:    /s/ Shirley E. Burrow
                                   ------------------------------------
                            Name:  Shirley E. Burrow
                                   ------------------------------------
                            Title: Attorney-in-fact
                                   ------------------------------------

                                                                   SCHEDULE 1.01


                                   COMMITMENTS
                                   -----------



    Wachovia Bank, National Association       $125,000,000.00

    Citibank, N.A.                            $125,000,000.00

          TOTAL                               $250,000,000.00
                                              ================

                                                                   SCHEDULE 4.01



                              EXISTING SUBSIDIARIES



                      (Chart Listing Subsidiaries Omitted)

                                                                  SCHEDULE  6.05

                              EXISTING RESTRICTIONS



Port Authority Refunding Revenue Bonds Series 1994 (Kinder Morgan Operating L.P. "B" Bonds relating to the Cora Cora Terminal) in the aggregate amount of $23,700,000, as issued by the Jackson-Union Counties Regional Port District.

                                                                   EXHIBIT 1.01A


                        FORM OF ASSIGNMENT AND ACCEPTANCE

                             Dated: ________________

           Reference is made to the Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), among Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Company"), the Lenders named therein, Wachovia Bank, National Association, as the Administrative Agent (the
"Administrative Agent") and the other agent named therein. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

           This Assignment and Acceptance, between the Assignor (as defined and set forth in Schedule I hereto and made a part hereof) and the Assignee (as defined and set forth on Schedule I hereto and made a part hereof) is dated as of the Effective Date of Assignment (as set forth on Schedule I hereto and made a part hereof).

           1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date of Assignment, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights, obligations and claims under the Credit Agreement respecting those, and only those, credit facilities contained in the Credit Agreement as set forth on Schedule I (collectively, the "Assigned Facilities", individually, an "Assigned Facility"), in a principal amount for each Assigned Facility as set forth on Schedule I.

           2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the Assigned Interest and that the Assigned Interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the Subsidiaries or the performance or observance by the Company or the Subsidiaries of any of its respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note if any, held by it evidencing the Assigned Facility or Facilities, as the case may be, and requests that the Administrative Agent exchange such Note(s) for a new Note payable to the Assignor (if the Assignor has retained any interest in the Assigned Facility or Facilities) and a new Note payable to the Assignee in the amount which reflects the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date of Assignment).

           3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.07 thereof, or if later, the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such other documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as such agent on its behalf and to exercise such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) confirms that it is an Eligible Assignee;
(vii) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Services of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate by an applicable tax treaty, and (viii) has supplied the information requested on the administrative questionnaire provided by the Administrative Agent.

           4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and the Company and recording by the Administrative Agent pursuant to Section 10.05 of the Credit Agreement, effective as of the Effective Date of Assignment (which Effective Date of Assignment shall, unless otherwise agreed to by the Administrative Agent, be at least five Business Days after the execution of this Assignment and Acceptance).

           5. Upon such acceptance and recording, from and after the Effective Date of Assignment, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date of Assignment or accrue subsequent to the Effective Date of Assignment. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date of Assignment by the Administrative Agent or with respect to the making of this assignment directly between themselves.

           6. From and after the Effective Date of Assignment, (i) the Assignee shall be party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance or the Credit Agreement, relinquish its claims and rights and be released from its obligations under the Credit Agreement.

           7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule I hereto.

                     Schedule I to Assignment and Acceptance

Legal Name of Assignor:
                        -------------------------------------------

Legal Name of Assignee:
                        -------------------------------------------

Effective Date of Assignment:
                              -------------------------------------



                                              Percentage Assigned of Each
                                                Facility (to at least 8
                                                  decimals) (Shown as a
                            Principal            percentage of aggregate
                            Amount of            held by all applicable
Assigned Facilities     Assigned Interest               Lenders)
-------------------     -----------------               --------


Commitment                 $                                   %
                            ----------                ---------

Committed Loans            $                                   %
                            ----------                ---------

Competitive Loans          $                                   %
                            ----------                ---------

           Total           $
                            ----------

                                                                  EXHIBIT 1.01-B

                             FORM OF COMMITTED NOTE
                             ----------------------

                                                            -------------, -----

           FOR VALUE RECEIVED, the undersigned, KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership, (the "Company"), HEREBY PROMISES TO PAY to the order of _______________________________________________________ (the
"Lender"), the lesser of (i) such Lender's Commitment and (ii) the aggregate amount of Committed Loans made by the Lender and outstanding on the Maturity Date. The principal amount of the Committed Loans made by the Lender to the Company shall be due and payable on the dates and in the amounts as are specified in that certain Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement") among the Company, the Lender, certain other lenders that are party thereto, Wachovia Bank, National Association, as Administrative Agent for the Lender and such other lenders, and the other agent named therein. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement.

           The Company promises to pay interest on the unpaid principal amount of each Committed Loan outstanding from time to time from the date thereof until such principal amount is paid in full, at such interest rates and payable on such dates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to the Administrative Agent at its Principal Office, or at such other place as the Administrative Agent shall designate in writing to the Company.

           This Note is one of the Committed Notes referred to in, and this Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things (a) provides for the making of Committed Loans by the Lender and the other lenders to the Company from time to time, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate.

           This Note may be held by the Lender for the account of its applicable lending office and may be transferred from one lending office to another lending office from time to time as the Lender may determine.

           The  Company  and any  and all  endorsers,  guarantors  and  sureties severally waive grace, demand, presentment for payment, notice of dishonor, default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

           This Note shall be governed by and construed under the laws of the State of New York and the applicable laws of the United States of America.

                                 KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company

                                    By:  Kinder Morgan G.P., Inc.,
                                         its General Partner

                                    By:  Kinder Morgan Management, LLC,
                                         its Delegate


                                       By:
                                           --------------------------------
                                       Name:
                                           --------------------------------
                                       Title:
                                           --------------------------------

                                                                  EXHIBIT 1.01-C

                            FORM OF COMPETITIVE NOTE
                            ------------------------

                                                            -------------, -----

           FOR VALUE RECEIVED, the undersigned, KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership, (the "Company"), HEREBY PROMISES TO PAY to the order of ________________________________ (the "Lender"), the lesser of (i)
the aggregate amount of Commitments of all Lenders and (ii) the aggregate amount of Competitive Loans made by the Lender and outstanding on the Maturity Date. The principal amount of the Competitive Loans made by the Lender to the Company shall be due and payable on the dates and in the amounts as are specified in that certain Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement") among the Company, the Lender, certain other lenders that are party thereto, Wachovia Bank, National Association, as the Administrative Agent for the Lender and such other lenders, and the other agent named therein. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement.

           The Company promises to pay interest on the unpaid principal amount of each Competitive Loan outstanding from time to time from the date thereof until such principal amount is paid in full, at such interest rates and payable on such dates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to the Administrative Agent at the Principal Office, or at such other place as the Administrative Agent shall designate in writing to the Company.

           This Note is one of the Competitive Notes referred to in, and this Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things (a) provides for the making of Competitive Loans by the Lender and the other lenders to the Company from time to time, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate.

           This Note may be held by the Lender for the account of its applicable lending office and may be transferred from one lending office to another lending office from time to time as the Lender may determine.

           The  Company  and any  and all  endorsers,  guarantors  and  sureties severally waive grace, demand, presentment for payment, notice of dishonor, default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

           This Note shall be governed by and construed under the laws of the State of New York and the applicable laws of the United States of America.


                                 KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company

                                    By:  Kinder Morgan G.P., Inc.,
                                         its General Partner

                                    By:  Kinder Morgan Management, LLC,
                                         its Delegate


                                       By:
                                           ------------------------------
                                       Name:
                                           ------------------------------
                                       Title:
                                           ------------------------------

                                                                  EXHIBIT 1.01-D

                             FORM OF SWINGLINE NOTE
                             ----------------------

$25,000,000                                                ______________, _____

           FOR VALUE RECEIVED, the undersigned, KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Company"), HEREBY PROMISES TO PAY to the order of __________________________________________________ (the "Swingline
Lender"), the lesser of (i) $25,000,000 and (ii) the aggregate amount of Swingline Loans made by the Swingline Lender and outstanding on the Maturity Date. The principal amount of the Swingline Loans made by the Swingline Lender to the Company shall be due and payable on the dates and in the amounts as are specified in that certain Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement") among the Company, the Swingline Lender, certain other lenders that are party thereto, Wachovia Bank, National Association, as Administrative Agent for the Swingline Lender and such other lenders, and the other agent named therein. All capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement.

           The Company promises to pay interest on the unpaid principal amount of each Swingline Loan outstanding from time to time from the date thereof until such principal amount is paid in full, at such interest rates and payable on such dates as are specified in the Credit Agreement. Both principal and interest are payable in same day funds in lawful money of the United States of America to the Swingline Lender at 301 South College Street, TW-10, Charlotte, North Carolina 28288-0608 or such other place as the Swingline Lender shall designate in writing to the Company.

           This Note is the Swingline Note referred to in, and this Note and all provisions herein are entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things (a) provides for the making of Swingline Loans by the Swingline Lender to the Company from time to time, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and for limitations on the amount of interest paid such that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate.

           The  Company  and any  and all  endorsers,  guarantors  and  sureties severally waive grace, demand, presentment for payment, notice of dishonor, default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

           This Note shall be governed by and construed under the laws of the State of New York and the applicable laws of the United States of America.


                               KINDER MORGAN ENERGY PARTNERS, L.P.,
                               as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ------------------------------
                                       Name:
                                           ------------------------------
                                       Title:
                                           ------------------------------

                                                                    EXHIBIT 2.03

                            FORM OF BORROWING REQUEST
                            -------------------------

                                Dated __________

Wachovia Bank, National Association,
as Administrative Agent
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

           This Borrowing Request is delivered to you by Kinder Morgan Energy Partners, L.P. (the "Company"), a Delaware limited partnership, under Section
2.03 of the Credit Agreement dated as of February 22 2006, (as restated, amended, modified, supplemented and in effect, the "Credit Agreement") by and among the Company, the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, and the other agent named therein.

           1. The Company hereby requests that the Lenders make a Loan or Loans in the aggregate principal amount of $______________ (the "Committed Loan" or the "Committed Loans").<F1>

           2. The Company hereby requests that the Committed Loan or Committed Loans be made on the following Business Day: ________________.<F2>

           3. The Company hereby requests that the Committed Loan or Committed Loans bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

                     Principal                               Maturity Date for
     Type of       Component of    Interest  Interest Period  Interest Period
 Committed Loan   Commitment Loan    Rate    (if applicable)   if applicable)
 --------------   ---------------    ----    ---------------   --------------



           4. The Company hereby requests that the funds from the Committed Loan or Committed Loans be disbursed to the following bank account:
__________________________________________.


---------------------

<F1>      Complete with an amount in accordance  with Section 2.03 of the Credit
          Agreement.
<F2>      Complete  with a Business Day in  accordance  with Section 2.03 of the
          Credit Agreement.

           5. After giving effect to the requested Committed Loan, the sum of the Committed Credit Exposures, plus the aggregate principal amount of Competitive Loans outstanding as of the date hereof (including the requested Loans) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

           6. All of the conditions applicable to the Committed Loans requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loans.

           7. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

           IN WITNESS WHEREOF, the undersigned have executed this Borrowing Request this _____ day of _______________, ______.


                               KINDER MORGAN ENERGY PARTNERS, L.P.,
                               as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ------------------------------
                                       Name:
                                           ------------------------------
                                       Title:
                                           ------------------------------

                                                                  EXHIBIT 2.04-A

                         FORM OF COMPETITIVE BID REQUEST



Wachovia Bank, National Association,
as Administrative Agent
301 South College Street
Charlotte, North Carolina  28288-0608

Attention: Syndication Agency Services

Ladies and Gentlemen:

           Reference is made to the Credit Agreement dated as of February 22 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), among the undersigned, the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, and the other agent named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to Section 2.04 of the Credit Agreement that it requests a Competitive Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

(A)   Borrowing Date of Competitive
      Borrowing (which is a Business Day)      -------------------------

(B)   Aggregate Principal Amount of
      Competitive Borrowing<F1>               -------------------------

(C)   Interest rate basis<F2>                 -------------------------

(D)   Interest Period and the last
      day thereof<F3>                         -------------------------

(E)   Location and number of Company's account
      to which funds are to be deposited       -------------------------


-----------------------

<F1>      Not less than  $25,000,000 or greater than the unused Total Commitment and in integral multiples of $1,000,000.

<F2>      Eurodollar Competitive Borrowing or Fixed Rate Borrowing.

<F3>      Which shall have a duration (i) in the case of a Eurodollar  Loan,  of one, two, three or six months and (ii) in the case of Fixed Rate Loan, of not less than seven days nor more than 180 days, and which, in either case, shall end not later than the Termination Date.

           By the delivery of this Competitive Bid Request and the acceptance of any or all of the Competitive Loans offered by the Lenders in response to this Competitive Bid Request, the undersigned shall be deemed to have represented and warranted that the applicable conditions to lending specified in Article III of the Credit Agreement have been satisfied with respect to the Competitive Borrowing requested hereby.

                                Very truly yours,

                                 KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ----------------------------
                                       Name:
                                           ----------------------------
                                       Title:
                                           ----------------------------

                                                                  EXHIBIT 2.04-B

              FORM OF NOTICE TO LENDERS OF COMPETITIVE BID REQUEST

[Name of Lender]
[Address of Lender]

                                                                          [Date]
Attention:

Ladies and Gentlemen:

          Reference is made to the Credit Agreement dated as of February 22 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), among Kinder Morgan Energy Partners, L.P. (the "Company"), the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, and the other agent named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company delivered a Competitive Bid Request requesting a Competitive Bid on __________, pursuant to Section 2.04(a) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date] / [Time].<F1> Your Competitive Bid must comply with Section
2.04(b) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A) Date of Competitive Borrowing         ------------------------------------

(B) Principal amount of
    Competitive Borrowing                 ------------------------------------

(C) Interest rate basis
    (i.e., Eurodollar or Fixed Rate)      ------------------------------------

(D) Interest Period and the last
    day thereof<F2>                       ------------------------------------


-----------------------------

<F1>      The Competitive Bid must be received by the  Administrative  Agent (i)
          in the case of Eurodollar Loans, not later than 10:00 a.m. Charlotte, North Carolina, time, three Business Days before the Borrowing Date of a proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Loans, not later than 10:00 a.m., Charlotte, North Caroline, time on the Borrowing Date of a proposed Competitive Borrowing.

<F2>      Which may not be a date later than the Termination Date.

                               Very truly yours,

                               WACHOVIA BANK, NATIONAL
                               ASSOCIATION, as Administrative Agent


                               By:
                                   ------------------------------------
                               Name:
                                   ------------------------------------
                               Title:
                                   ------------------------------------

                                                                  EXHIBIT 2.04-C

                             FORM OF COMPETITIVE BID

Wachovia Bank, National Association,
as Administrative Agent
301 South College Street
Charlotte, North Carolina  28228-0608                                     [Date]

Attention:  Syndication Agency Services

Ladies and Gentlemen:

           The undersigned, [Name of Lender], refers to the Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), among Kinder Morgan Energy Partners, L.P. (the "Company"), the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, and the other agent named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.04(b) of the Credit Agreement, in response to the Competitive Bid Request made by the Company on _________________, ____, and in that connection sets forth below the terms on which such Competitive Bid is made:

(A) Principal Amount<F1>                    ---------------------------------

(B) Competitive Bid Rate<F2>                ---------------------------------

(C) Interest Period and
    the last day thereof<F3>                ---------------------------------

           The undersigned hereby confirms that it is prepared to extend credit to the Company upon acceptance by the Company of this bid in accordance with
Section 2.04(d) of the Credit Agreement.

                                Very truly yours,

                                [NAME OF LENDER]


                                By:
                                -------------------------------------
                                Name:
                                Title:


--------------------------

<F1>      Not less than  $5,000,000  or greater than the  requested  Competitive
          Borrowing and in integral multiples of $1,000,000 above said $5,000,000. Multiple bids will be accepted by the Administrative Agent.

<F2>      i.e. LIBOR Rate + or - _______%,  in the case of Eurodollar  Loans, or
          _____%, in the case of Fixed Rate Loan (in each case, expressed in the form of a decimal to no more than four decimal places).

<F3>      The  Interest  Period must be the  Interest  Period  specified  in the
          Competitive Bid Request. FN2>

                                                                    EXHIBIT 2.06

                        FORM OF LETTER OF CREDIT REQUEST
                        --------------------------------

                                Dated __________

Wachovia Bank, National Association,
as Administrative Agent
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

and

[Name and address of Issuing Bank,
if the issuing Bank is not Wachovia]

Ladies and Gentlemen:

           This Letter of Credit Request is delivered to you by Kinder Morgan Energy Partners L.P. (the "Company"), a Delaware limited partnership, under
Section 2.06 of the Credit Agreement dated as of February 22, 2006, (as restated, amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, and the other agent named therein.

           The Company hereby requests the issuance of a Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such Letter of Credit (the "Proposed Letter of Credit") as required by Section 2.06(c) of the Credit Agreement. The Proposed Letter of Credit must be issued:

(a)   on or before ____________________, _____<F1>

(b)   for the benefit of  _____________ whose address is __________________

(c)   in the amount of $_________________

(d)   having an expiry date of ________________, ____<F2>

(e) attached hereto is any special language to be incorporated into the Proposed Letter of Credit.

                                       or

--------------------------

<F1>      Must be a date not earlier  than five  Business  Days after  notice is given to the Issuing Bank.

<F2>      Must comply with Section 2.06(d) of the Credit Agreement.

           The Company hereby refers to Letter of Credit Number (the "Expiring Letter of Credit") which has an existing expiry date of _______________. The Company hereby requests that [the expiry date of the Expiring Letter of Credit be extended to _____________./2] [the Issuing Bank that has issued the Expiry Letter of Credit permit the expiry date of the Expiring Letter of Credit be extended to ________________./2]1. After giving effect to the Proposed Letter of Credit, the sum of the Committed Credit Exposures, plus the aggregate principal amount of Competitive Loans does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

           2. All of the conditions applicable to the Loans requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of the Proposed Letter of Credit.

           3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

           IN WITNESS WHEREOF, the undersigned have executed this Letter of Credit Request this _____ day of _______________, _____.


                               KINDER MORGAN ENERGY PARTNERS, L.P.,
                               as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ----------------------------
                                       Name:
                                           ----------------------------
                                       Title:
                                           ----------------------------

                                                                    EXHIBIT 2.07

                      FORM OF NOTICE OF ACCOUNT DESIGNATION
                      -------------------------------------

                                Dated ___________

Wachovia Bank, National Association,
as Administrative Agent
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

           This Notice of Account Designation is delivered to you by Kinder Morgan Energy Partners, L.P. (the "Company"), a Delaware limited partnership, under Section 2.07 of the Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement") by and among the Company, the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, and the other agent named therein.

           The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

                          [Insert name of bank/
                          ABA Routing Number/
                          and Account Number]

           IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this _____ day of ___________________, ____.

                               KINDER MORGAN ENERGY PARTNERS, L.P.,
                               as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ----------------------------
                                       Name:
                                           ----------------------------
                                       Title:
                                           ----------------------------

                                                                    EXHIBIT 2.08

                        FORM OF INTEREST ELECTION REQUEST
                        ---------------------------------

                               Dated _____________

Wachovia Bank, National Association,
as Administrative Agent
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services

Ladies and Gentlemen:

           This irrevocable Interest Election Request (the "Request") is delivered to you under Section 2.08 of the Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), by and among Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Company"), the Lenders party thereto (the "Lenders"), Wachovia Bank, National Association as Administrative Agent, and the other agent named therein.

      1. This Interest Election Request is submitted for the purpose of:

           (a) [Converting] [Continuing] a ____________ Committed Loan [into] [as] a ____________ Loan.<F1>

           (b) The aggregate outstanding principal balance of such Committed Loan is $______________.

           (c) The last day of the current Interest Period for such Committed Loan is _____________.<F2>

           (d) The principal amount of such Committed Loan to be [converted] [continued] is $_____________.<F3>

           (e) The requested effective date of the [conversion] [continuation] of such Committed Loan is _______________.<F4>

           (f) The requested Interest Period applicable to the [converted] [continued] Committed Loan is ____________________.<F5>


-----------------------

<F1>      Delete the  bracketed  language  and insert  "Alternate  Base Rate" or
          "LIBOR Rate", as applicable, in each blank.

<F2>      Insert  applicable  date for any  Eurodollar  Loan being  converted or continued.

<F3>      Complete with an amount in compliance  with Section 2.08 of the Credit
          Agreement.

<F4>      Complete  with a Business Day in  compliance  with Section 2.08 of the
          Credit Agreement.

<F5>      Complete for each Eurodollar Loan in compliance with the definition of the term "Interest Period" specified in Section 1.01.

      2. No Default or Event of Default exists, and none will exist upon the conversion or continuation of the Committed Loan requested herein.

      3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Interest Election Request this _____ day of ___________________, ____.

                                 KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ----------------------------
                                       Name:
                                           ----------------------------
                                       Title:
                                           ----------------------------

                                                                    EXHIBIT 2.11

                          FORM OF NOTICE OF PREPAYMENT
                          ----------------------------

Wachovia Bank, National Association,
as Administrative Agent
301 South College Street
Charlotte, North Carolina  28228-0608

Attention:  Syndication Agency Services

Ladies and Gentlemen:

           This irrevocable Notice of Prepayment is delivered to you by Kinder Morgan Energy Partners, L.P. (the "Company"), a Delaware limited partnership, under Section 2.11 of the Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), by and among the Company, the Lenders party thereto, Wachovia Bank, National Association, as the Administrative Agent, and the other agent named therein.

           1. The Company hereby provides notice to the Administrative Agent that the Company shall repay the following ABR Loans and/or Eurodollar Loans in the amount of $_____________.<F1>

           2. The Company shall repay the above-referenced Loans on the following Business Day: ___________________.<F2>

           3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

           IN WITNESS WHEREOF, the undersigned have executed this Borrowing Request this _____ day of _______________, _____.

                                 KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ----------------------------
                                       Name:
                                           ----------------------------
                                       Title:
                                           ----------------------------


------------------------

<F1>      Complete  with an amount in  accordance  with  Section  2.11(b) of the
          Credit Agreement.

<F2>      Complete with a Business Day in accordance with Section 2.11(b) of the
          Credit Agreement.

                                                                    EXHIBIT 5.01

                         FORM OF COMPLIANCE CERTIFICATE

           The undersigned hereby certifies that he is the ____________________________ of KINDER MORGAN MANAGEMENT, LLC, a Delaware limited liability company, the delegate of the KINDER MORGAN G.P., INC., a Delaware corporation, general partner of KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Company"), and that as such he is authorized to execute this certificate on behalf of the Company. With reference to the Credit Agreement dated as of February 22, 2006 (as restated, amended, modified, supplemented and in effect from time to time, the "Agreement") among the Company, Wachovia Bank, National Association, as Administrative Agent, for the lenders (the "Lenders"), and the other agent named therein, which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified);

           (a) Attached hereto are the detailed computations necessary to determine whether the Company is in compliance with Sections 6.06(a), (b) and (c) of the Agreement as of the end of the [fiscal quarter][fiscal year] ending ________________.

           (b) There currently does not exist any Default or Event of Default under the Agreement.



           EXECUTED AND DELIVERED this _____ day of ________________, ______.

                                 KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company

                                  By:  Kinder Morgan G.P., Inc.,
                                       its General Partner

                                  By:  Kinder Morgan Management, LLC,
                                       its Delegate


                                       By:
                                           ----------------------------
                                       Name:
                                           ----------------------------
                                       Title:
                                           ----------------------------